UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934, as amended

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Memory Pharmaceuticals Corp.
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☑ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which the transaction applies:

(2) Aggregate number of securities to which the transaction applies:

(3) Per unit price or other underlying value of the transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of the transaction:

(5) Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

Dear Stockholder:

     You are cordially invited to attend a Special Meeting of Stockholders of Memory Pharmaceuticals Corp. (the “Company”), which will be held at the offices of Covington & Burling LLP, 1330 Avenue of the Americas, New York, New York 10019, commencing at 11:00 a.m., local time, on Monday, December 18, 2006, to consider and approve the issuance of 3,261,220 shares of our common stock to certain institutional investors pursuant to our Securities Purchase Agreement, dated October 5, 2006, among the Company and the purchasers parties thereto.

     The Board of Directors has fixed the close of business on November 10, 2006, as the record date for the determination of stockholders entitled to notice of, and to vote at, the Special Meeting and any postponements or adjournments thereof.

     Matters to be considered and voted on at the Special Meeting are set forth in the Proxy Statement. All stockholders are encouraged to carefully review the Proxy Statement and attend the Special Meeting in person. Whether or not you plan to attend the Special Meeting, we hope you will vote as soon as possible. If you cannot attend the Special Meeting in person, please be sure to sign, date and return the enclosed proxy card in the accompanying reply envelope or to follow the instructions on your proxy card or voting instruction card for voting over the internet or by telephone so that your shares will be represented at the Special Meeting. Returning your proxy card or voting electronically does not deprive you of your right to attend the Special Meeting and vote your shares in person.

     We look forward to meeting you on December 18, 2006.

By order of the Board of Directors,

Jonathan Fleming
Chairman

James R. Sulat
President and Chief Executive Officer

Montvale, New Jersey

     YOUR VOTE IS IMPORTANT. ACCORDINGLY, WE ASK THAT YOU COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD OR VOTING INSTRUCTION CARD WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING.

     The accompanying proxy statement is dated November 17, 2006 and is first being mailed to stockholders of Memory Pharmaceuticals Corp. on or about November 17, 2006.

MEMORY PHARMACEUTICALS CORP.
100 Philips Parkway
Montvale, New Jersey 07645

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

Time and Date:	11:00 a.m., local time, on December 18, 2006

Place:	The offices of Covington & Burling LLP, 1330 Avenue of the Americas, New York, New York 10019

Item of Business:

To consider and approve the issuance of 3,261,220 shares of our common stock to certain institutional investors pursuant to our Securities Purchase Agreement, dated October 5, 2006, among the Company and the purchasers parties thereto.

Adjournments and Postponements:

The item of business described above may be considered at the Special Meeting at the time and on the date specified above or at any time and date to which the Special Meeting may be properly adjourned or postponed.

Record Date:	You are entitled to vote only if you were a stockholder of Memory Pharmaceuticals Corp. as of the close of business on November 10, 2006.

Meeting Admission:

You are entitled to attend the Special Meeting only if you were a Memory Pharmaceuticals stockholder as of the close of business on the record date or hold a valid proxy for the Special Meeting. You should be prepared to present photo identification for admittance. If you are not a stockholder of record but hold shares through a broker or nominee (i.e., in street name), you should provide proof of beneficial ownership as of the record date, such as your most recent account statement dated on or prior to November 10, 2006 a copy of the voting instruction card provided by your broker, trustee or nominee, or other similar evidence of ownership. If, upon request, you do not provide photo identification or comply with the other procedures outlined above, you will not be admitted to the Special Meeting.

Voting:

Your vote is very important. Whether or not you plan to attend the Special Meeting, we encourage you to read this Proxy Statement and submit your proxy card or voting instructions as soon as possible. You may submit your proxy card or voting instructions by completing, signing, dating and returning your proxy card or voting instruction card in the pre-addressed envelope provided, or by following the instructions on your proxy card or voting instruction card for voting over the internet or by telephone. For specific instructions on how to vote, please refer to the “Questions and Answers” section beginning on page 1 of this Proxy Statement.

By the Order of the Board of Directors,

Jzaneen Lalani
Corporate Secretary
November 17, 2006

MEMORY PHARMACEUTICALS CORP.

PROXY STATEMENT FOR THE
SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 18, 2006

QUESTIONS AND ANSWERS ABOUT
THE PROXY MATERIALS AND THE SPECIAL MEETING OF STOCKHOLDERS

Q:     Why am I receiving these materials?

A:     The Board of Directors (the “Board”) of Memory Pharmaceuticals Corp., a Delaware corporation (which may be referred to in this proxy statement as “we”, “us”, “our”, the “Company” or “Memory Pharmaceuticals”), is providing these proxy materials to you in connection with a special meeting of our stockholders (the “Special Meeting”), which will take place on December 18, 2006. As a stockholder, you are invited to attend the Special Meeting and are entitled and requested to vote on the item of business described in this proxy statement (the “Proxy Statement”). This Proxy Statement and accompanying proxy card or voting instruction card are being mailed on or about November 17, 2006 to all holders of our common stock, par value $.001 per share (the “Common Stock”) entitled to vote at the Special Meeting.

Q:     What information is contained in this Proxy Statement?

A:     The information included in this Proxy Statement relates to the proposal to be voted on at the Special Meeting, the voting process, beneficial ownership of the Company, and certain other required information.

Q:     What items of business will be voted on at the Special Meeting?

A:     The item of business scheduled to be voted on at the Special Meeting is the issuance of 3,261,220 shares of our Common Stock to certain institutional investors (the “Proposal”). We refer to the additional 3,261,220 shares of our Common Stock for which we are seeking stockholder approval to issue as the “Excess Securities”.

Q:     Why is the Company seeking stockholder approval for the issuance of the Excess Securities to the institutional investors?

A:     On October 16, 2006, we issued shares of our Common Stock and warrants to purchase our Common Stock to certain purchasers pursuant to a securities purchase agreement. Under the securities purchase agreement, we have agreed to issue, in a second closing, an additional 4,986,478 shares of our Common Stock to certain of the purchasers who are institutional investors. However, we have been informed by Nasdaq that it would consider the issuance of the Excess Securities to such Purchasers to result in a change of control under Nasdaq rules, which would require the approval of our stockholders. Accordingly, we are seeking the approval of our stockholders to issue the Excess Securities.

Q:     Who is entitled to vote at the Special Meeting?

A:     Only stockholders of record at the close of business on November 10, 2006 are entitled to vote at the Special Meeting. We refer to this date as our “Record Date.” On the Record Date we had 62,668,654 shares of our Common Stock issued and outstanding. However, an aggregate of 21,047,248 shares held by the institutional investors who will be issued the Excess Securities if the Proposal is approved, may not be voted at the Special Meeting and will not be counted towards the number of shares outstanding for purposes of determining whether there is a quorum or whether the vote has been approved. Each other outstanding share of our Common Stock on the Record Date will be entitled to one vote on the matter considered at the Special Meeting.

You may vote all shares of the Company’s Common Stock owned by you as of the Record Date, including (1) shares that are held directly in your name as the stockholder of record, and (2) shares held for you as the beneficial owner through a broker, trustee or other nominee, such as a bank.

Q:     What happens if the Proposal is not approved?

A:     If the Proposal is not approved, we will not issue the Excess Securities to the institutional investors and we will not receive the additional proceeds from the sale of those shares. In addition, absent a waiver or amendment of the securities purchase agreement, the second closing would not occur, and we would also be unable to issue and sell the remaining 1,725,258 shares of our Common Stock to be sold at the second closing.

Q:     How does the Board recommend that I vote?

A:     Our Board recommends that you vote your shares “FOR” the Proposal.

Q:     What is the difference between holding shares as a stockholder of record and holding shares as a beneficial owner?

A:     Most of our stockholders hold their shares through a broker or other nominee rather than directly in their own name. We have summarized below some of the distinctions between being a stockholder of record and being a beneficial owner:

Stockholder of Record

If your shares are registered directly in your name with our transfer agent, American Stock Transfer and Trust Company, you are considered, with respect to those shares, the stockholder of record, and these proxy materials are being sent to you directly by Memory Pharmaceuticals. As a stockholder of record, you have the right to grant your voting proxy directly to us or to vote in person at the Special Meeting. We have enclosed a proxy card for you to use.

Beneficial Owner

If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials, together with a voting instruction card, are being forwarded to you by your broker or other nominee. As a beneficial owner, you have the right to direct your broker, trustee or nominee how to vote and are also invited to attend the Special Meeting.

Since a beneficial owner is not the stockholder of record, you may not vote these shares in person at the meeting unless you obtain a “legal proxy” from the broker, trustee or nominee that holds your shares, giving you the right to vote the shares at the Special Meeting. Your broker, trustee or nominee has enclosed or has previously provided voting instructions for you to use in directing the broker, trustee or nominee how to vote your shares.

Q:     How can I vote?

A:     Whether you hold shares directly as a stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the Special Meeting.

You may vote by mail: If you are a stockholder of record of our Common Stock, you may submit your proxy by completing, signing and dating the enclosed proxy card and mailing it in the accompanying pre-addressed envelope. If you are a stockholder who holds shares beneficially in street name, you may vote by mail by completing, signing and dating the enclosed voting instruction card provided by your broker, trustee or nominee and mailing it in the accompanying pre-addressed envelope.

You may vote by telephone or over the internet: If you are a stockholder of record, you may vote by telephone or over the internet by following the instructions included on the proxy card. If you vote by telephone or over the internet, you do not have to mail in your proxy card. Internet and telephone voting are available 24 hours a day. Votes submitted through the internet or by telephone must be received by 11:59 p.m. Eastern Time on December 17, 2006. If your shares are held in street name, you may also be able to vote your shares by telephone or over the internet. A large number of banks and brokerage firms participate in a program that offers telephone and internet voting options. If your shares are held in an account at a bank or brokerage firm that participates in this program, they will provide you with a voting form that includes instructions on how to vote your shares by telephone or over the internet.

You may vote in person at the Special Meeting: Shares held in your name as the stockholder of record may be voted in person at the Special Meeting. Shares held beneficially in street name may be voted in person only if you obtain a legal proxy from the broker, trustee or nominee that holds your shares, giving you the right to vote the shares. Even if you plan to attend the Special Meeting, we recommend that you also submit your proxy or voting instructions as described above so that your vote will be counted if you later decide not to attend the Special Meeting.

Q:     How are my votes cast when I return a proxy card?

A:     When you sign the proxy card or submit your proxy by telephone or over the internet, you appoint James R. Sulat, our President and Chief Executive Officer, and Jzaneen Lalani, our Vice President, Legal Affairs and Corporate Secretary, as your representatives at the Special Meeting. Either Mr. Sulat or Ms. Lalani will vote your shares at the Special Meeting as you have instructed them on the proxy card. If no instructions are given, your shares will be voted “FOR” the Proposal. Mr. Sulat and Ms. Lalani are also entitled to appoint a substitute to act on their behalf.

Q:     Can I change my vote?

A:     Yes. You may change your vote at any time prior to the vote at the Special Meeting. If you are the stockholder of record, you may change your vote by granting a new proxy bearing a later date (which automatically revokes the earlier proxy), by providing a written notice of revocation to our Corporate Secretary prior to your shares being voted, or by attending the Special Meeting and voting in person. Attendance at the Special Meeting will not cause your previously granted proxy to be revoked unless you specifically so request or if you cast a new vote. For shares you hold beneficially in street name, you may change your vote by submitting new voting instructions to your broker, trustee or nominee, or, if you have obtained a legal proxy from your broker, trustee or nominee giving you the right to vote your shares, by attending the Special Meeting and voting in person. You may also change your vote at any time prior to 11:59 p.m. Eastern Time on December 17, 2006 by voting over the internet or by telephone, if you are a stockholder of record or if your shares are held in street name and your bank or brokerage firm offers telephone and internet voting options. If you change your vote, your latest telephone or internet proxy is counted.

Q:     How can I attend the Special Meeting?

A:     You are entitled to attend the Special Meeting only if you were a stockholder or joint holder of our Common Stock as of the close of business on the Record Date or you hold a valid proxy for the Special Meeting. You should be prepared to present photo identification for admittance. A list of stockholders eligible to vote at the Special Meeting will be available for inspection at the Special Meeting and for a period of ten days prior to the Special Meeting, during regular business hours, at our principal executive office, which is located at 100 Philips Parkway, Montvale, New Jersey 07645.

If you are not a stockholder of record but hold shares through a broker or nominee (i.e., in street name), you should provide proof of beneficial ownership on the Record Date, such as your most recent account statement dated on or prior to November 10, 2006, a copy of the voting instruction card provided by your broker, trustee or nominee, or other similar evidence of ownership. If, upon request, you do not provide photo identification or comply with the other procedures outlined above, you will not be admitted to the Special Meeting.

The Special Meeting will begin promptly at 11:00, local time. Check-in will begin at 10:30, local time, and you should allow ample time for the check-in procedures.

Q:    Who will serve as inspector of elections?

A:    The inspector of elections will be a representative of ADP-ICS.

Q:     Is my vote confidential?

A:     Proxy cards, ballots and voting instructions and tabulations that identify individual stockholders will be tabulated by ADP-ICS and will be handled in a manner that protects your voting privacy. Your vote will not be disclosed either within Memory Pharmaceuticals or to third parties, except: (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote and (3) to facilitate a successful proxy solicitation.

Q:     How many shares must be present or represented to conduct business at the Special Meeting?

A:     The quorum requirement for holding the Special Meeting and transacting business is that holders of a majority of shares of our Common Stock entitled to vote must be present in person or represented by proxy at the Special Meeting. An aggregate of 21,047,248 shares held by institutional investors who will be issued the Excess Securities if the Proposal is approved may not be voted at the Special Meeting and will not be counted towards the number of shares eligible to vote to determine whether a quorum is present. Both abstentions and broker non-votes are counted for the purpose of determining the presence of a quorum.

Q:     What if a quorum is not present at the Special Meeting?

A:     If a quorum is not present or represented at the Special Meeting, the stockholders present or represented at the meeting and entitled to vote, although less than a quorum, or if no stockholder is present, any officer entitled to preside or to act as secretary of such meeting, may adjourn the Special Meeting until a quorum is present or represented. The time and place of the adjourned meeting will be announced at the time the adjournment is taken at the meeting and no other notice will be given, unless the adjournment is for more than 30 days from the date of the original meeting or a new record date is set for the adjourned meeting.

Q:     How are votes counted?

A:     You may vote “FOR,” “AGAINST” or “ABSTAIN.” If you “ABSTAIN,” the abstention has no effect on whether or not the Proposal is approved. If you sign your proxy card or voting instruction card without giving specific instructions, your shares will be voted, “FOR” the Proposal.

If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and such instructions are not given. In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered entitled to vote on that proposal. Thus, broker non-votes will not affect the outcome of the matter being voted on at the meeting, assuming that a quorum is obtained. Abstentions have the same effect as votes against the matter. Similarly, since abstentions do not constitute votes cast on the Proposal, they will not affect the outcome of the matter.

Q:     What vote is required to approve the Proposal?

A:     The affirmative vote of a majority of the total votes cast on the Proposal is required for approval of the Proposal.

Q:     What happens if additional matters are presented at the Special Meeting?

A:     Our by-laws provide that business transacted at a special meeting of stockholders be limited to matters relating to the purpose or purposes stated in the notice of meeting, accordingly, no matters other than the Proposal will be considered at the Special Meeting.

Q:     What should I do if I receive more than one set of voting materials?

A:     You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive.

Q:     Who will bear the cost of soliciting votes for the Special Meeting?

A:     Memory Pharmaceuticals is making this solicitation and will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers and employees. These individuals will not receive any additional compensation for such solicitation activities. We will also furnish copies of these proxy materials to banks, brokerage houses, fiduciaries and custodians holding in their names shares of Common Stock beneficially owned by others so that they can forward the materials to these beneficial owners. We may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding these proxy materials to the beneficial owners.

Q:      Who can help answer my questions?

A:      If you have any questions about the Special Meeting or how to vote or revoke your proxy, you should contact our Corporate Secretary, Jzaneen Lalani at (201) 802-7100. If you need additional copies of this Proxy Statement or voting materials, please contact our Investor Relations Department at (201) 802-7100.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION

     This proxy statement includes statements that are not historical facts. These forward-looking statements are based on the Company’s current estimates and assumptions and, as such, involve uncertainty and risk. Forward-looking statements include the information concerning the Company’s possible or assumed future results of operations and concerning the Company’s plans, intentions and expectations to complete the second closing and also include those preceded or followed by the words “anticipates,” “believes,” “could,” “estimates,” “expects,” “intends,” “may,” “will,” “continue,” “should,” “plans,” “targets” and /or similar expressions.

     The forward-looking statements are not guarantees of future performance or that future events will occur as planned. Actual results may differ materially from those contemplated by these forward-looking statements. In addition to the factors discussed elsewhere in this proxy statement, other factors that could cause actual results to differ materially include industry performance, general business, economic, regulatory and market and financial conditions, all of which are difficult to predict. These and other factors are discussed in the documents that are filed by the Company with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005 and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2006 and September 30, 2006. Except to the extent required under the federal securities laws, the Company does not intend to update or revise the forward-looking statements.

PROPOSAL 1

APPROVAL OF THE ISSUANCE AND SALE OF COMMON STOCK

     We are asking our stockholders to consider and approve the issuance of 3,261,220 shares of our Common Stock to Biomedical Value Fund, L.P. and Biomedical Offshore Value Fund, Ltd. (together, the “Great Point Entities”), and to MPM BioVentures IV, L.P., MPM BioVentures IV-QP, L.P., and MPM Asset Management Investors BV4 LLC (together, the “MPM Entities”).

Background

     On October 5, 2006, we entered into a securities purchase agreement (the “Securities Purchase Agreement”), between the Company and the purchasers named therein (the “Purchasers”) pursuant to which we agreed to sell shares of our Common Stock and warrants to purchase our Common Stock (the “Warrants”) to the Purchasers through a private placement (the “Private Placement”) to be conducted in two separate tranches.

     The first tranche of the Private Placement was consummated in a closing held on October 16, 2006 (the “First Closing”). The closing of the second tranche is to occur not later than one business day following the satisfaction or waiver of the conditions set in the Securities Purchase Agreement, including the approval by our stockholders of the Proposal (the “Second Closing”).

     Under the terms of the Private Placement, we agreed to sell the Purchasers 28,232,202 shares of our Common Stock and Warrants to purchase 7,058,042 shares of our Common Stock. We sold 23,245,724 shares of our Common Stock in the First Closing and have agreed to sell the remaining 4,986,478 in the Second Closing, if the Proposal is approved and the other conditions set forth in the Securities Purchase Agreement are satisfied or waived. The purchase price for the shares of Common Stock sold or to be sold in each tranche is $1.11 per share. We also issued all 7,058,042 warrants to purchase shares of our Common Stock in the First Closing at a price of $.125 per share of Common Stock underlying such Warrants. The Warrants have an exercise price of $1.33 per share. We will not issue any Warrants in the Second Closing.

Nasdaq Approval Requirement

     Our Common Stock is currently listed on the Nasdaq Global Market (“Nasdaq”). Nasdaq rules governing issuers whose shares are listed on Nasdaq require stockholder approval prior to certain issuances of securities. Specifically, Nasdaq’s Marketplace Rule 4350(i)(1)(B) (“Rule 4350(i)(1)(B)”) requires that an issuer obtain stockholder approval prior to the issuance of securities when such issuance or potential issuance will result in a change of control of the issuer. We have been informed by Nasdaq that it considers a change of control to have occurred if, following one or more transactions in which an investor (or group of investors) acquires an issuer’s securities, the investor (or group of investors) owns, or has the right to acquire, 20% or more of the outstanding equity securities of the issuer unless there is either (i) another shareholder or group of shareholders unaffiliated with the investor that has a larger interest than the investor, or (ii) the issuer’s management and directors as a group (other than any individuals that are affiliated with the investor or group of investors) have a larger interest than the investor. Accordingly, we structured the Private Placement in two tranches so that we could consummate the first tranche and issue the shares of Common Stock and Warrants to the Purchasers without such issuance resulting in a change of control. However, in order to comply with Rule 4350(i)(1)(B), our stockholders must approve the issuance of 3,261,220 shares of our Common Stock, which we refer to as the “Excess Securities”, to the Great Point Entities and the MPM Entities before we can issue the Excess Securities. Under Rule 4350(i)(1)(B), our stockholders are not required to approve, and we are not seeking approval for, the issuance of the remaining 1,725,258 shares of Common Stock that may be sold at the Second Closing.

     We did not require stockholder approval to issue the Common Stock and Warrants in connection with the First Closing and the First Closing will not be affected if stockholders do not approve the Proposal.

Reasons for the Second Closing

     Our Board of Directors and management reviewed and considered numerous financing alternatives to the Private Placement. The Board of Directors has approved the Private Placement and has resolved that the Private Placement is in our best interest and the best interest of our stockholders. We intend to utilize net proceeds from the Private Placement for the development of our drug programs and for other general corporate purposes.

Quorum and Voting Requirements

     The presence, in person or by proxy, of the holders of a majority of the outstanding shares of our Common Stock entitled to vote at the Special Meeting is necessary to constitute a quorum for the transaction of business at the Special Meeting.  On the Record Date, we had 62,668,654 shares of Common Stock issued and outstanding.  Of that amount, a total of 21,047,248 shares that are held by the Great Point Entities, the MPM Entities and MPM BioEquities Master Fund LP and BioEquities Investors Fund LLC (together the “MPM BioEquities Entities” and collectively with the Great Point Entities and the MPM Entities, the “Principal Investors”) are not entitled to vote at the Special Meeting and therefore will not be counted in determining whether a quorum is present at the Special Meeting.  Accordingly, a total of at least 20,810,704 shares of our Common Stock must be present at the Special Meeting in person or by proxy to constitute a quorum.  At the Special Meeting, the affirmative vote of a majority of the total votes cast on the Proposal is required for approval of the Proposal.

Appraisal Rights

     Under Delaware law, our stockholders are not entitled to appraisal rights or other similar rights in connection with the Second Closing or the other transactions contemplated by the Securities Purchase Agreement.

Summary of Terms of the Securities Purchase Agreement

     In order to participate in the Private Placement, the Purchasers entered into the Securities Purchase Agreement. We have summarized the material provisions of that agreement below. The following summary is qualified in its entirety by reference to the complete text of the Securities Purchase Agreement, a copy of which is attached as Appendix A to this Proxy Statement and is incorporated in this Proxy Statement by reference. We urge you to read the Securities Purchase Agreement carefully and in its entirety. Defined terms used in this Summary and not otherwise defined herein have the meanings given thereto in the Securities Purchase Agreement.

Representations and Warranties

     We provided the Purchasers with representations and warranties in the Securities Purchase Agreement customary for transactions of this nature, including representations and warranties addressing:

  our corporate organization, qualification to do business and similar corporate matters;

  the authorization and enforceability of the transactions contemplated by the Securities Purchase Agreement;

  our capital structure;

  the due authorization, valid issuance, full payment and nonassessability of the Common Stock and Common Stock underlying the Warrants when issued and paid for pursuant to the terms of the Securities Purchase Agreement and the Warrants;

  the absence of conflicts between the Securities Purchase Agreement and the Warrants and our organizational documents, our contracts and applicable law;

  our possession of all necessary franchises, permits, licenses or similar authorizations necessary for the conduct of our business;

  governmental consents and other third party approvals;

  our filings with the Securities and Exchange Commission (the “SEC”) since April 5, 2004, our financial statements included in such filings and our material agreements;

  the absence of litigation involving or affecting us;

  our rights in and the non-infringement of our intellectual property, the absence of infringement by us of a third party’s intellectual property and the absence of litigation relating to our intellectual property;

  brokerage commissions, placement agent fees or similar payments related to the Securities Purchase Agreement;

  the absence of any material adverse effect on our business, operations, assets, financial condition or prospects or our ability to perform our obligations pursuant to the transactions contemplated by the Securities Purchase Agreement and the absence of certain changes with respect to our capital stock, business loss or liabilities; in each case, since September 30, 2006;

  our listing on Nasdaq and our compliance with Nasdaq’s continued listing requirements;

  the nature of our relationship to and negotiations with the Purchasers and our decision to enter into the Securities Purchase Agreement;

  the independence of our accountants as required by the Securities Act;

  matters relating to our insurers and our insurance policies;

  our compliance with the Foreign Corrupt Practices Act;

  the absence of any offers or sales or solicitations of offers to buy any securities that would require registration of our securities under the Securities Act;

  existing registration rights granted by us and the absence of conflicts between any of our agreements or instruments and the registration rights granted under the Securities Purchase Agreement;

  income and franchise tax matters;

  our rights in real and personal property;

  the application of takeover protections;

  the absence of any manipulation by us of the price of our Common Stock;

  related party transactions;

  our compliance with currently effective rules under the Sarbanes-Oxley Act of 2002 (as amended) and of the SEC;

  our employee benefit plans, employee matters and our compliance with applicable employment-related laws and regulations;

  our compliance with the applicable requirements of the U.S. Food and Drug Administration;

  our compliance with applicable environmental laws and regulations; and

  our Board of Director’s approval of the Private Placement and its recommendation that our stockholders approve this Proposal.

     In addition, each Purchaser makes customary representations and warranties to us that generally relate to its organization, the authorization, binding effect and enforceability of the agreements, and its status as an accredited investor under applicable securities laws.

     The representations and warranties in the Securities Purchase Agreement were made only for the purposes of the Securities Purchase Agreement and solely for the benefit of the parties to the Securities Purchase Agreement as of specific dates.  For more information concerning the representations and warranties in the Securities Purchase Agreement and other documents that are incorporated by reference into this proxy statement, see the section entitled “Cautionary Statement Concerning Representations and Warranties” on page 22 of this proxy statement.

Covenants

     The Securities Purchase Agreement contains the following covenants:

     Reporting Status. We agreed to, during the term of the Registration Period (as described under “Registration Rights” below), timely file with the SEC all reports required to be filed under the Securities Exchange Act of 1934 and maintain our status as an issuer required to file such reports.

     Expenses. Each of the parties has agreed to pay its own expenses incurred in connection with the negotiation, preparation, execution and delivery of the Securities Purchase Agreement; provided that, we agreed to reimburse both the Great Point Entities and the MPM Entities, up to $100,000 each, for their reasonable consulting, legal, due diligence and other out-of-pocket expenses incurred.

     Financial Information. We agreed that we will prepare any financial statements included in documents that we file with the SEC in accordance with generally accepted accounting principles in the United States, subject to certain exceptions, and in a manner that fairly presents in all material respects our consolidated financial position.

     Securities Laws Disclosure; Publicity. We agreed to issue a press release and file a Form 8-K describing the terms of the Private Placement and to not otherwise publicly disclose the name of any Purchaser or include it in any filing with the SEC without such Purchaser’s written consent, unless such disclosure is otherwise required by law or regulation.

     Sales by Purchasers. Each Purchaser has agreed to make all sales of the securities purchased pursuant to the Securities Purchase Agreement in compliance with the applicable prospectus delivery, registration and other requirements of federal and state securities laws.

     Reservation of Common Stock. We have agreed to reserve and keep available at all times during which the Warrants are exercisable a sufficient number of shares of Common Stock for the purpose of enabling us to issue the shares of Common Stock issuable upon exercise of the Warrants.

     Pledge of Securities. We agreed that the securities issued in connection with the Private Placement may be pledged by a Purchaser in certain instances and that such pledges shall not be deemed a transfer, sale or assignment of the securities and that, at the pledging Purchasers’ expense, we will execute and deliver such documentation as the pledgee may reasonably request.

     Use of Proceeds. We have agreed to use the net proceeds from the sale of the Common Stock and Warrants for research and development of our drug programs and other general corporate purposes.

     Stockholder Approval. We agreed that we will call and hold a Special Meeting of our stockholders no later than January 3, 2007, furnish a single counsel for the Purchasers a copy of the proxy statement prior to the filing thereof with the SEC, provide proxy statements to each stockholder entitled to vote and use our reasonable best efforts to solicit the affirmative vote of such stockholders at the Special Meeting.

     Conduct of Business Pending the Second Closing. We have agreed that, from the date of the Securities Purchase Agreement until the Second Closing, and except as otherwise contemplated by the Securities Purchase Agreement and the Warrants, we will carry on our business in the ordinary course in substantially the same manner as previously conducted and, to the extent consistent with such business, use our commercially reasonable efforts consistent with past practice and policies to preserve intact our present business organization, keep available the services of our current officers, employees, and consultants and preserve our relationships with customers, suppliers and other persons with which we have business dealings.

     Non-solicitation. We have agreed that, until the earlier of the Second Closing or February 2, 2007, without the consent of each of the Principal Investors (which consent will not be unreasonably withheld), we will not take, cause or permit any person to take, directly or indirectly, any of the following actions with any third party:

  solicit, knowingly encourage, initiate or participate in any negotiations with respect to any specific offer or proposal to acquire 30% or more of our business, assets or capital shares (excluding licenses entered into in the ordinary course of business), whether by merger, consolidation, other business combination, purchase of capital stock, purchase of assets, license, lease, tender or exchange offer or otherwise (each of the foregoing, an “Alternative Proposal”), disclose, in connection with an Alternative Proposal, any nonpublic information concerning our business or properties or afford to any third party, in connection with an Alternative Proposal, access to our properties, books or records, except in the ordinary course of business, as required by law or regulation, or pursuant to a governmental request for information, enter into or execute any agreement providing for an Alternative Proposal, or make or authorize any public statement, recommendation or solicitation in support of any Alternative Proposal or any offer or proposal relating to an Alternative Proposal.

     Notwithstanding the above, if (i) the Special Meeting has not yet occurred, (ii) our Board believes in good faith, after consultation with legal counsel (and, in certain cases, our financial advisor), that such Alternative Proposal is a Superior Proposal (as defined below), and (iii) our Board believes in good faith, after consultation with counsel, that the failure to participate in such negotiations, disclose such nonpublic information, provide such access to our properties, books or records, enter into any agreement providing for such Alternative Proposal or make or authorize any public statement, recommendation or solicitation in support of any Alternative Proposal or any offer or proposal relating to an Alternative Proposal would constitute a breach of their fiduciary duties under applicable law, then we may participate in negotiations regarding such Alternative Proposal, provide such non-public information, afford access to our properties, books or records, enter into any agreement relating to such Alternative Proposal or make or authorize any public statement, recommendation or solicitation in support of any Alternative Proposal or any offer or proposal relating to an Alternative Proposal, as applicable.

     The phrase “Superior Proposal” means an Alternative Proposal (i) that is on terms (including conditions to consummation of the contemplated transaction) which our Board in its reasonable good faith judgment (after consultation with and based on the written advice of our financial advisor) believes to be more favorable to our stockholders from a financial point of view than the Second Closing under the Securities Purchase Agreement and (ii) that is not attributable to our material breach of the non-solicitation covenant contained in the Securities Purchase Agreement.

     In the event that we are contacted by any third party expressing an interest in discussing an Alternative Proposal, we have agreed to notify the Purchasers in writing within 24 hours.

     Third Party Offers. Until the earlier of the Second Closing or February 2, 2007, if we intend to seek or enter into certain types of financing (other than certain debt financing transactions) or certain transactions not in the ordinary course of business consistent with past practice, or are approached by a third party with any offer to provide such financing or transaction, then we have agreed to first negotiate such a financing or transaction comparable to that offered by such third party with the Purchasers for a period of up to 15 business days and, if the Purchasers offer to provide financing or enter into a transaction on terms no less favorable than those contained in the third party offer, we will accept the Purchasers’ offer.

     Recommendations to the Nominations Committee. We have agreed that our Nominations Committee will solicit one or more recommendations for future prospective Board members from the Principal Investors, and will consult with the Principal Investors in connection with identifying at least one individual who has substantial expertise in our industry to be nominated for election to our Board. Any such individual who is nominated for election to our Board must be reasonably acceptable to each Principal Investor and to us.

Board of Director Designation

     As a condition to the First Closing, our Board elected Vaughn Kailian, who is an affiliate of the MPM Entities, to our Board as a Class II Director, with a term that expires at our 2008 annual meeting of stockholders, and to the Nominations Committee of our Board.

Conditions to the Second Closing

     Conditions to Purchasers’ Obligations. The obligation of the Purchasers to purchase securities at the Second Closing is subject to the satisfaction or waiver of specified conditions, including the following:

  the representations and warranties made by us set forth in the Securities Purchase Agreement being true and correct in all material respects as of the date of the Second Closing;

  delivery of a customary legal opinion from our counsel;

  the delivery of irrevocable instructions to the transfer agent to issue to the Purchasers at the Second Closing the number of shares being purchased by such Purchaser at the Second Closing;

  the absence of any proceeding challenging the validity of the Securities Purchase Agreement, the Warrants or the other transactions contemplated thereby or seeking to prohibit, alter, prevent or materially delay the Second Closing;

  the absence of law, governmental order, regulation or third party consents or approvals prohibiting the sale of the Common Stock;

  the absence of a stop order or suspension of trading imposed by Nasdaq, the SEC or any other governmental or regulatory body with respect to the public trading in our Common Stock;

  the satisfaction, at or prior to the First Closing Date, of all conditions to the First Closing, which occurred on October 16, 2006;

  the approval by our stockholders of the Proposal;

  the absence of a material adverse effect on our business, operations, assets, financial condition or prospects or on our ability to perform our obligations pursuant to the transactions contemplated by the Securities Purchase Agreements; and

  the delivery by us of an officer’s certificate confirming the satisfaction of the conditions set forth in the Securities Purchase Agreement (including the approval by our stockholders of the Proposal).

     Conditions to the Company’s Obligations. Our obligation to issue the Common Stock at the Second Closing is subject to the satisfaction or waiver of specified conditions, including: the receipt of funds; the accuracy of the representations and warranties made by each Purchaser in the Securities Purchase Agreement; the performance by the Purchasers of the covenants, agreements and conditions contained in the Securities Purchase Agreement; the receipt of all necessary blue sky law permits and qualifications; and the absence of any proceeding, law, governmental order, regulation or stop order or suspension of trading imposed by Nasdaq, which would prohibit any of the transactions contemplated under the Securities Purchase Agreement.

Registration Rights

     Registrable Securities. The securities covered by the registration rights provisions under the Securities Purchase Agreement (referred to in this proxy statement as the “registrable securities”) consist of: (i) the shares of our Common Stock that are sold to the Purchasers pursuant to the Securities Purchase Agreement; and (ii) the shares of our Common Stock issuable to the Purchasers upon exercise of the Warrants sold pursuant to the Securities Purchase Agreement.

     The securities listed above will be deemed registrable securities if and only for so long as they (i) have not been disposed of pursuant to an effective registration statement, (ii) have not been sold in a transaction exempt from the registration and prospectus delivery requirements under the Securities Act so that all transfer restrictions and restrictive legends are removed upon consummation of such sale, or (iii) are held by an investor or a holder to which assignment of registration rights is permitted pursuant to the Securities Purchase Agreement.

     Registration Period. The registration rights under the Securities Purchase Agreement shall be effective until the earlier of (i) the third anniversary of the Second Closing Date or (ii) the date on which all shares and warrant shares held by the holder may be sold pursuant to Rule 144(k) under the Securities Act.

     Mandatory Registration. We have agreed to prepare and, no later than 30 days after the First Closing Date, file a registration statement with the SEC for the purpose of registering the registrable securities for resale by the Purchasers. We filed a Registration Statement on Form S-3 on October 26, 2006. We have also agreed to cause such registration statement to be declared effective as promptly as possible after we file it with the SEC, but in no event later than 90 days after the First Closing Date. To the extent that there are shares issued in the Second Closing and they cannot be included in the first registration statement, then we have agreed to file a second registration statement as soon as reasonably practicable, but in no event later than 30 days after the Second Closing Date. The registration statements shall be on Form S-3 (or, if Form S-3 is not available for use on the filing date, then such other SEC form as is then available).

     Piggy-Back Registration. If at any time prior to the expiration of the registration period we propose to register any securities in connection with an underwritten public offering for cash, other than (i) the mandatory registrations referred to above, (ii) a registration statement on Form S-8 relating to equity securities issuable in connection with a company stock plan or other compensatory arrangements; or (iii) a registration statement on Form S-4, we are required to give each person holding registrable securities written notice thereof and to use our reasonable best efforts to cause to be registered all of the registrable securities that such holder requests to be registered. Notwithstanding the above, in the event that the underwriters advise us that the number of shares to be registered must be limited, then the number of shares to be registered shall be prorated according to the terms of the Securities Purchase Agreement.

     Registration Defaults. In the event of a registration default (as described below), we are required to pay to each Purchaser a cash amount equivalent to 1% of such Purchaser’s aggregate purchase price for such Purchaser’s registrable securities to be included in such registration statement for each thirty day period (or portion thereof) during which the registration default remains uncured; provided that the period shall be extended if a Purchaser fails to provide us with any information required by the registration statement; and further provided that, in no event shall we be required to pay any Purchaser more than 10% of the aggregate purchase price paid by such Purchaser for its shares and Warrants. The occurrence any of the following events constitutes a registration default:

  if any registration statement required to be filed by us under the Securities Purchase Agreement has not been declared effective (i) within 90 days after the applicable Closing Date, if the SEC does not review such registration statement, or (ii) within 120 days of the applicable Closing Date if the SEC reviews such registration statement; or

  if after such registration statement is declared effective, we suspend it or it ceases to remain continuously effective as to all registrable securities for which it is required to be effective (other than during certain periods during which we are permitted by the Securities Purchase Agreement to delay disclosure of material non-public information concerning us).

     Our Other Related Obligations. During the registration period, we are required to, among other things:

  notify each holder of the filing or effectiveness of registration statements or amendments thereto, and of any stop orders or suspensions of the qualification of any of the registrable securities;

  permit a single counsel for the Purchasers to review the registration statements and any amendments and supplements thereto;

  use our reasonable best efforts to file post-effective amendments or any other required document so that the prospectus will not contain any untrue statement of a material fact or omit to state any material fact;

  register or qualify the registrable securities under state securities or blue sky laws and use our reasonable best efforts to cause all registrable securities to be listed on each securities exchange or market on which our equity securities have been listed;

  effect the registration of the registrable securities and enable the holders thereof to sell the registrable securities under Rule 144;

  provide to each Purchaser and it representatives, the opportunity to conduct a reasonable inquiry of our financial and other records and make available to Purchasers our officers, directors and employees for questions; and

  use our reasonable best efforts to make and keep public information available at all times, file all SEC reports and other documents in a timely manner and furnish to holders a written statement as to our compliance with Rule 144 and copies of our most recent annual and quarterly reports and other reports reasonably requested.

     Obligations of the Purchasers. In connection with the registration rights granted to the Purchasers, each holder of registrable securities provides to us customary covenants, including but not limited to, covenants to furnish certain information reasonably requested by us, such as registration statement questionnaires and certificates in support of transfers of registrable securities, and comply with the prospectus delivery requirements.

     Expenses. We will bear all the expenses incurred in connection with the registration of the registrable securities including, but not limited to, registration costs, qualification and filing fees, printing expenses, and blue sky fees. All expenses relating to the sale of securities registered by or on behalf of any holder, including commissions and expenses of legal counsel for any holder, shall be borne by such holder.

     Indemnification. In the event any registrable securities are included in a registration statement, we have agreed to indemnify the Purchasers and their representatives and affiliates with respect to which any registration that has been effected pursuant to the Securities Purchase Agreement, against any claims, losses, damages, fines, penalties, charges, costs, reasonable attorney fees, amounts paid in settlement or other expenses, joint or several (collectively, “claims”), that arise out of or are based upon (i) any untrue statement of material fact (or alleged untrue statement of material fact) contained in the registration statement, or a material omission (or alleged omission) to state a material fact required to be stated in the registration statement or necessary to make the statements in the registration statement not misleading (other than untrue statements that were provided in writing to us by the Purchasers or omissions of material facts from statements provided in writing to us by the Purchasers for inclusion in the registration statement, among other things), or (ii) any violation by us of any securities laws relating to any action or inaction required by us in connection with any registration statement, qualification or compliance. Each holder, severally and not jointly, has agreed to indemnify us and our affiliates and representatives against, among other matters, any claims that arise out of or are based on an untrue statement that was provided in writing by the holder or omissions of material facts from statements provided in writing by the holder for inclusion in the registration statement. The amount owed by each holder under this indemnification obligation is limited to the net proceeds that such holder received from the sale of securities under the registration statement giving rise to such liability.

     Assignment of Registration Rights. The registration rights granted pursuant to the Securities Purchase Agreement are assignable by the Purchasers to any transferee of all or any portion of the registrable securities, provided that the transfer complies with all applicable securities laws; the transferring holder provides prior written notice to us; and the transferee agrees in writing to comply with the terms and provisions of the Securities Purchase Agreement and provides us with a Registration Statement Questionnaire.

Amendments and Waivers

     The Securities Purchase Agreement may be amended only pursuant to a written instrument signed by us and the Purchasers of at least 60% in interest of the aggregate number of shares and shares issuable upon the exercise of the Warrants then held by the Purchasers under the Securities Purchase Agreement. Any waiver to a provision of the Securities Purchase Agreement must be made in writing by the party against whom enforcement of a wavier is sought.

Summary of Terms of the Warrants

     As part of the Private Placement, at the First Closing, we issued and sold Warrants to purchase an aggregate of 7,058,042 shares of our Common Stock for a purchase price of $.125 per underlying share of Common Stock. The Warrants have an exercise price of $1.33 per share, subject to adjustment, and are exercisable for shares of Common Stock at any time commencing on the First Closing Date, until the earlier of (i) October 15, 2011 or (ii) 10 business days after we provide notice that the closing bid price of our Common Stock on the Nasdaq Global Market or the Nasdaq Capital Market, as applicable (or, if the Common Stock is not traded on the Nasdaq Global Market or the Nasdaq Capital Market, the closing bid price of the Common Stock in the over-the-counter market), for a period of 30 consecutive trading days is greater than $3.00 per share. The Warrants may be exercised in whole or in part for cash or by a cashless “net exercise” procedure.

     In the event that we enter into certain types of fundamental transactions (such as the consolidation or merger of the Company with or into another corporation), then, as a condition of such transaction, each holder of a Warrant will be given the right to purchase and receive, in lieu of the shares of Common Stock issuable upon exercise of such Warrant, such shares of stock, securities or assets as would have been issuable or payable with respect to or in exchange for a number of Warrant Shares equal to the number of Warrant Shares immediately issuable upon exercise of the Warrant, had such transaction not taken place. The Warrants contain an adjustment provision in the event of changes in our outstanding Common Stock by reason of stock dividends, split-ups, recapitalizations, combinations or exchanges of shares, reclassifications, separations, reorganizations, liquidations or similar events.

Voting Agreements

     As an inducement to the Principal Investors to enter into the Securities Purchase Agreement, (i) Anthony B. Evnin, Ph.D., (ii) Venrock Associates, L.P., Venrock Associates II, L.P., and Venrock Entrepreneurs Fund, L.P. (collectively, the “Venrock Entities”) and (iii) Oxford Bioscience Partners II L.P., Oxford Bioscience Partners (Adjunct) II L.P., Oxford Bioscience Partners (GS-Adjunct) II L.P., Oxford Bioscience Partners II (Annex) L.P., Oxford Bioscience Partners (Bermuda) II Limited Partnership, Oxford Bioscience Partners IV L.P. and mRNA Fund II L.P. (collectively, the “Oxford Entities”), have each entered into a Voting Agreement with the Principal Investors, dated as of October 5, 2006 (each a “Voting Agreement” and together the “Voting Agreements”). Dr. Evnin, the Venrock Entities and the Oxford Entities collectively owned approximately 19.77% of our outstanding Common Stock entitled to vote as of the record date for the Special Meeting.

     Under the Voting Agreements Dr. Evnin, the Venrock Entities and the Oxford Entities have agreed, and have granted an irrevocable proxy to the Principal Investors, to vote their shares of Common Stock in favor of the Proposal and against any action or agreement that would result in a breach of any representation, warranty, covenant or obligation of the Purchasers and/or the Company in the Securities Purchase Agreement and the Warrants or which could be expected to delay, prevent or adversely affect the consummation of the Second Closing under the Securities Purchase Agreement.

     The Voting Agreements will expire on the earlier of (i) 120 calendar days from the date of the Securities Purchase Agreement or (ii) the Second Closing date. In addition, Dr. Evnin, the Venrock Entities and the Oxford Entities have agreed not to transfer, agree to transfer or enter into any other voting arrangement with respect to their shares of Common Stock prior to the expiration of their Voting Agreements with the Principal Investors.

Placement Agent Agreement

     Banc of America Securities LLC, CIBC World Markets Corp. and Fortis Securities Inc. (collectively, the “Placement Agents”) are acting as our placement agents in the Private Placement. Pursuant to our engagement letter agreement with the Placement Agents, we agreed to pay the Placement Agents fees in connection with each of the respective closings as well as their reasonable expenses up to $75,000. Under this arrangement, we paid the Placement Agents an aggregate fee of $1,095,263 and expenses of $23,091 with respect to the First Closing and will be obligated to pay the Placement Agents an aggregate fee of up to $235,236 in connection with the Second Closing.

Principal Effects of Approval or Non-Approval of the Proposal

     While the Board of Directors has approved the Private Placement, including the issuance of the shares of Common Stock at the Second Closing, and has resolved that the Private Placement is in our best interest and the best interest of our stockholders, our stockholders should consider the information contained in the Proxy Statement in evaluating the Proposal. If our stockholders approve the Proposal, we will issue shares of Common Stock in the Second Closing, as described in this Proxy Statement and the Securities Purchase Agreement. The issuance of these shares would result in a significant increase in the number of shares of our Common Stock outstanding, which would have a dilutive effect on our current stockholders. In addition, our stockholders should note that as of the Record Date, the Principal Investors owned an aggregate of 21,047,248 shares of our Common Stock or approximately 33.6% of the 62,668,654 shares outstanding on the Record Date. In addition, the Principal Investors owned warrants to purchase an aggregate of 3,066,812 shares of our Common Stock as of the Record Date. If the Proposal is approved, and the other conditions to the Second Closing are satisfied or waived, at the Second Closing the Principal Investors will acquire an additional 4,986,478 shares in the aggregate. The Principal Investors will have significant voting power with respect to their shares. Accordingly, the Principal Investors may be able to affect the outcome of matters brought before the stockholders, including a vote for the election of directors, the approval of mergers and other business combination transactions.

     If our stockholders do not approve the Proposal, we will not issue the Excess Securities. In addition, absent a waiver or amendment of the Securities Purchase Agreement, the Second Closing would not occur and we would also be unable to issue and sell the remaining 1,725,258 shares of our Common Stock to the Principal Investors at the Second Closing. We estimate that the total net proceeds from the First Closing will be sufficient to fund our operations into 2008. Under the terms of the Securities Purchase Agreement we would receive approximately $5.5 million at the Second Closing, if all of the remaining 4,986,478 shares are issued. In the event that we do not consummate the Second Closing, we would have to incur the cost of raising additional capital sooner than anticipated and such capital may only be available to us on terms less favorable than those contained in the Securities Purchase Agreement, or may not be available to us at all. If we are unable to raise additional capital, there would be a risk that we would not have sufficient capital to satisfy our current working capital needs and may have to reduce or eliminate some or all of our development programs.

Interests of Certain Officers and Directors

     Pursuant to the terms of the Securities Purchase Agreement and in connection with our issuance of shares of our Common Stock and warrants to the MPM Entities in the First Closing, we appointed Vaughn Kailian to our Board of Directors as a Class II director. Mr. Kailian is an affiliate of the MPM Entities and as such has an interest in the outcome of the vote on the Proposal.

Recommendation of the Board of Directors

     The Board of Directors unanimously recommends that you vote “FOR” Proposal 1. Proxies solicited by the Board will be voted in favor thereof unless a stockholder has indicated otherwise in the proxy.

BENEFICIAL OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

     The following table sets forth certain information known to us regarding beneficial ownership of our Common Stock as of November 10, 2006 by (i) each of our directors; (ii) our Chief Executive Officer and the three other most highly compensated executive officers who were serving as executive officers as of December 31, 2005; (iii) all of our present directors and executive officers as a group; and (iv) each person or entity who is known by us to beneficially own more than 5% of our outstanding Common Stock. This table is based on information supplied by such persons or entities and information contained in filings made by such persons or entities with the SEC.

     Beneficial ownership and percentage ownership are determined in accordance with the rules of the SEC. This information does not necessarily indicate beneficial ownership for any other purpose. Under these rules, the number of shares of Common Stock deemed outstanding includes shares issuable upon exercise of stock options and warrants held by the respective person or group, which may be exercised or converted within 60 days of November 10, 2006. For purposes of calculating each person’s or group’s percentage ownership, stock options and warrants exercisable within 60 days of November 10, 2006 are included for that person or group, but not the stock options or warrants of any other person or group. Percentage of beneficial ownership is based on 62,668,654 shares of our Common Stock outstanding as of November 10, 2006.

     Unless otherwise indicated and subject to applicable community property laws, to our knowledge, each stockholder named in the following table possesses sole voting and investment power over the shares listed, except for those jointly owned with that person’s spouse. Unless otherwise noted below, the address of each person listed on the table is c/o Memory Pharmaceuticals Corp., 100 Philips Parkway, Montvale, New Jersey 07645.

	Shares Beneficially Owned*
Name of Beneficial Owner	Number of Shares	Percent (%)
Directors
Anthony B. Evnin, Ph.D. (1) (19)	3,844,771	6.08
Jonathan Fleming (2) (17) (18)	6,127,026	9.60
Walter Gilbert, Ph.D. (3)	235,210	*
Vaughn M. Kailian (4)(16)	11,923,622	18.20
Robert I. Kriebel (5)	30,050	*
David A. Lowe, Ph.D. (6)	310,526	*
Michael E. Meyers (7)	85,757	*
James R. Sulat (8)	688,877	1.09
Tony Scullion (9)	766,044	1.21
Peter F. Young (10)	24,975	*

Named Executive Officers
Gardiner F.H. Smith (11)	—	*
Jzaneen Lalani (12)	87,353	*
Joseph M. Donabauer (13)	56,174	*
All current directors and executive officers as a group (14 persons) (14)	24,230,385	35.18

Five Percent Stockholders
Great Point Entities (15)	11,273,236	17.99
MPM Entities (16)	11,923,622	18.20
Oxford Bioscience Partners II Entities (17)	2,546,071	4.05
Oxford Bioscience Partners IV Entities (18)	3,552,630	5.59
Venrock Entities (19)	3,458,234	5.48
____________________

*	Represents less than 1%

(1)

Includes (i) warrants to purchase 64,473 shares of common stock at an exercise price of $2.22 per share, (ii) warrants to purchase 21,905 shares of common stock at an exercise price of $1.33 per share, and (iii) 28,325 shares of common stock issuable upon the exercise of stock options vested as of 60 days following November

10, 2006. Also includes an aggregate of 2,962,862 shares held of record by the Venrock Entities, and warrants to purchase an aggregate of 495,372 shares issuable upon the exercise of warrants held by the Venrock Entities. Dr. Evnin expressly disclaims beneficial ownership of the shares of common stock held by the Venrock Entities, except to the extent of his pecuniary interest therein arising from his general partnership or member interests therein. See footnote 19.

(2)

Includes 28,325 shares of common stock issuable upon the exercise of stock options vested as of 60 days following November 10, 2006. Also includes (i) warrants to purchase 184,210 shares of common stock at an exercise price of $2.22 per share held by the Oxford Bioscience Partners II Entities, (ii) warrants to purchase 921,051 shares of common stock at an exercise price of $2.22 per share held by the Oxford Bioscience Partners IV Entities, (iii) 2,546,071 shares of common stock held of record by the Oxford Bioscience Partners II Entities, and (iv) 3,552,630 shares of common stock held of record by Oxford Bioscience Partners IV Entities. See footnotes 17 and 18.

(3)

Includes 30,825 shares of common stock issuable upon the exercise of stock options vested as of 60 days following November 10, 2006. Also includes (i) 66,666 shares of common stock held by Dr. Gilbert’s spouse, and (ii) 52,632 shares of common stock and warrants to purchase 18,421 shares of common stock at an exercise price of $2.22 per share held by a charitable remainder trust of which Dr. Gilbert and his spouse are the trustees and the beneficiaries.

(4)

Mr. Kailian, who was appointed as a member of our Board of Directors in October 2006 in connection with the private placement, is a member of the general partner of MPM BioVentures IV, L.P., MPM BioVentures IV-QP, L.P., and a member of MPM Asset Management Investors BV4 LLC. See footnote 16.

(5)

Includes (i) 23,300 shares of common stock issuable to Mr. Kriebel upon the exercise of options vested as of 60 days following November 10, 2006 and (ii) warrants to purchase 1,750 shares of common stock at an exercise price of $2.22 per share.

(6)

Includes (i) 275,000 shares of common stock issuable upon the exercise of stock options vested as of 60 days following November 10, 2006 and (ii) warrants to purchase 9,210 shares of common stock at an exercise price of $2.22 per share.

(7)

Includes (i) warrants to purchase 9,210 shares of common stock at an exercise price of $2.22 per share, (ii) warrants to purchase 4,381 shares of common stock at an exercise price of $1.33 per share, and (iii) 28,325 shares of common stock issuable upon the exercise of stock options vested as of 60 days following November 10, 2006.

(8)

Includes 351,562 shares of common stock issuable upon the exercise of stock options vested as of 60 days following November 10, 2006. Also includes the following held by a revocable trust of which Mr. Sulat and his spouse are the trustees and share voting and investment control: (i) warrants to purchase 55,263 shares of common stock at an exercise price of $2.22 per share, (ii) warrants to purchase 21,905 shares of common stock at an exercise price of $1.33 per share, and (iii) 255,518 shares of common stock. Mr. Sulat, his spouse and members of his immediate family are the beneficiaries of the trust.

(9)

Includes (i) 574,199 shares of common stock issuable upon the exercise of stock options vested as of 60 days following November 10, 2006 and (ii) warrants to purchase 13,815 shares of common stock at an exercise price of $2.22 per share.

(10)	Represents shares of common stock issuable upon the exercise of options vested as of 60 days following November 10, 2006.

(11)	Mr. Smith resigned as our Chief Business Officer effective March 3, 2006. We have been advised by Mr. Smith that he no longer holds any shares of our common stock.

(12)	Includes 81,250 shares of common stock issuable upon the exercise of stock options vested as of 60 days following November 10, 2006.

(13)	Includes 50,666 shares of common stock issuable upon the exercise of stock options vested as of 60 days following November 10, 2006.

(14)

Includes: Messrs. Fleming, Kailian, Kriebel, Meyers, Scullion, Sulat, Young and Donabauer and Drs. Evnin, Gilbert and Lowe, and Ms. Lalani. Also includes Michael P. Smith, our Vice President, Business Development and Stephen R. Murray, M.D., Ph.D., our Vice President, Clinical Affairs. Includes an aggregate of 1,546,752 shares of our common stock issuable upon exercise of stock options vested as of 60 days following November 10, 2006 and currently exercisable warrants to purchase 4,668,720 shares of our common stock.

(15)

Great Point Partners, LLC (“Great Point”) is the investment manager of Biomedical Value Fund, L.P. (“BMVF”) and Biomedical Offshore Value Fund, Ltd. (“BOVF” and together with BMVF, the “Great Point Entities”) and, by virtue of such status, may be deemed to be the beneficial owner of the shares held by BMVF and BOVF. Dr. Jeffrey R. Jay, as senior managing member of Great Point, has shared voting and investment power with respect to these shares. Great Point and Dr. Jay disclaim beneficial ownership of the shares of common stock held by BMVF and BOVF, except to the extent of any pecuniary interest. The principal address for Great Point is 165 Mason Street, 3rd Floor, Greenwich, CT 06830.

(16)

Includes 56,695 shares of common stock issuable upon the exercise of warrants at an exercise price of $1.33 per share by MPM BioVentures IV, L.P. (“BV IV”), 2,698,726 shares of common stock issuable upon the exercise of warrants at an exercise price of $1.33 per by MPM BioVentures IV-QP, L.P. (“BV IV QP”) and 92,333 shares of common stock issuable upon the exercise of warrants at an exercise price of $1.33 per share by MPM Asset Management Investors BV4 LLC (“AM BV4” and together with BV IV and BV IV QP, the “MPM Entities”). The Registrant has been advised that MPM BioVentures IV, GP LLC and MPM BioVentures IV LLC are the direct and indirect general partners of BV IV, BV IV, QP and AM BV4. Vaughn Kailian, Ansbert Gadicke, Luke Evnin, Steven St. Peter, William Greene, James Paul Scopa, John Vander Vort and Ashley Dombkowski are members of the general partner of BV IV, BV IV QP and members of AM BV4. Each member of the group disclaims beneficial ownership of the securities except to the extent of his or her pecuniary interest therein. Mr. Kailian was appointed as a member of our Board of Directors in October 2006 in connection with the private placement. The principal address for BV IV, BV IV QP and AM BV4 is The John Hancock Tower, 200 Clarendon Street, 54th Floor, Boston, MA 02116.

(17)

Based on a Schedule 13G/A filed with the SEC on February 14, 2006 (the “Oxford 13G”) by Oxford Bioscience Partners II L.P. (“OBP II”), Oxford Bioscience Partners (Adjunct) II L.P. (“OBP Adjunct II”), Oxford Bioscience Partners (GS-Adjunct) II L.P. (“OBP GS-Adjunct II”), Oxford Bioscience Partners II (Annex) L.P. (“OBP Annex II”), Oxford Bioscience Partners (Bermuda) II Limited Partnership (“OBP Bermuda II”), OBP Management (Bermuda) II Limited Partnership (“OBP Management Bermuda II”), OBP Management (Bermuda) II Ltd. (“OBP Bermuda II Ltd.”), and OBP Management II L.P. (“OBP Management II”, together with OBP II, OBP Adjunct II, GS-Adjunct II L.P., OBP Annex II, OBP Bermuda II, OBP Management Bermuda II, OBP Bermuda II Ltd., the “Oxford II Entities”), OBP II holds 357,715 shares of common stock, OBP Bermuda II holds 267,844 shares of common stock, OBP Adjunct II holds 100,306 shares of common stock, OBP GS-Adjunct II holds 352,679 shares of common stock and OBP Annex II holds 1,283,317 shares of common stock and warrants to purchase 184,210 shares of common stock at an exercise price of $2.22 per share. By virtue of their relationship as affiliated limited partnerships, whose sole general partners share individual general partners, OBP II, OBP Adjunct II, OBP GS-Adjunct II, OBP Annex II and OBP Bermuda II may be deemed to share voting power and the power to direct the disposition of the shares of common stock which each partnership holds. OBP Management II (as the general partner of OBP II, OBP Adjunct II, OBP GS-Adjunct II and OBP Annex II) and OBP Management Bermuda II (as the general partner of OBP Bermuda II) may also be deemed to own beneficially the shares of OBP II, OBP Adjunct II, OBP GS-Adjunct II, OBP Annex II and OBP Bermuda II. OBP Bermuda II Ltd., as the corporate general partner of OBP Management Bermuda II, may also be deemed to own beneficially the shares of OBP II, OBP Adjunct II, OBP GS-Adjunct II, OBP Annex II and OBP Bermuda II. Messrs. Fleming, Edmund M. Olivier, Cornelius T. Ryan and Alan G. Walton (the “Individual General Partners”) are general partners of both OBP Management II and OBP Management Bermuda II. Therefore each of the Individual General Partners may be deemed to beneficially own the shares held by OBP II, OBP Adjunct II, OBP GS-Adjunct II, OBP Annex II and OBP Bermuda II; however, each Individual General Partner and each of the entities disclaims beneficial ownership of these shares except any shares held directly of record.

The Oxford II Entities and the Individual General Partners (with the exception of Mr. Olivier and Mr. Walton) are located at 222 Berkeley Street, Suite 1650, Boston, MA 02116. Mr. Olivier’s address is 650 Town Center Drive, Costa Mesa, CA 92626. Mr. Walton’s address is 315 Post Road West, Westport, CT 06880.

(18)

Based on a Schedule 13D filed on October 4, 2005 (the “Oxford 13D”) by Oxford Bioscience Partners IV L.P. (“Oxford IV”) and mRNA Fund II L.P. (“mRNA II”), OBP Management IV L.P. (“OBP IV”, together with Oxford IV and mRNA II, the “Oxford IV Entities”), and Jeffery T. Barnes, Mark P. Carthy, Michael E. Lytton and Messrs. Fleming and Walton (each a “General Partner” and collectively the “General Partners”), OBP IV holds 2,605,437 shares of common stock and warrants to purchase 911,902 shares of common stock at an exercise price of $2.22 per share and mRNA II holds 26,142 shares of common stock and warrants to purchase 9,149 shares of common stock at an exercise price of $2.22 per share. By virtue of their relationship as affiliated limited partnerships which share a sole general partner (OBP IV), Oxford IV and mRNA II may be deemed to share voting power and the power to direct the disposition of the shares of common stock which each partnership owns of record. OBP IV, as the general partner of Oxford IV and mRNA II, may also be deemed to own beneficially the shares of Oxford IV and mRNA II. The General Partners may also be deemed to own beneficially the shares held by Oxford IV and mRNA II. Oxford IV, OBP IV and the General Partners expressly disclaim beneficial ownership of the shares held by mRNA II, except to the extent of their respective pecuniary interest therein, and mRNA II, OBP IV, and the General Partners expressly disclaim beneficial ownership of the shares held by Oxford IV, except to the extent of their respective pecuniary interest therein. The Oxford IV Entities and the General Partners (excluding Mr. Walton) are located at 222 Berkeley Street, Suite 1650, Boston, MA 02116. Mr. Walton’s address is 315 Post Road West, Westport, CT 06880.

(19)

The Registrant has been advised that Venrock Associates (“Venrock”), Venrock Associates II, L.P. (“Venrock II”), and Venrock Entrepreneurs Fund, L.P. (“Entrepreneurs Fund”, together with Venrock and Venrock II, the “Venrock Entities”) are members of a group deemed the “beneficial owner” of shares of our common stock. Venrock owns 1,218,462 shares, warrants to purchase 113,289 shares of common stock at an exercise price of $2.22 per share and warrants to purchase 89,813 shares of common stock at an exercise price of $1.33 per share. Venrock II owns 1,730,167 shares, warrants to purchase 163,026 shares of common stock at an exercise price of $2.22 per share and warrants to purchase 129,244 shares of common stock at an exercise price of $1.33 per share. Entrepreneurs Fund owns 14,233 shares of our common stock. Each of the Venrock Entities has shared power to vote or to direct the vote of 2,962,862 shares of common stock and shared power to direct the disposition of 2,962,862 shares of the common stock. Dr. Anthony B. Evnin, one of our directors, is a General Partner of Venrock and Venrock II and is a Member of Venrock Management LLC, which is the General Partner of Entrepreneurs Fund. Dr. Evnin expressly disclaims beneficial ownership of the shares held by the Venrock Entities except to the extent of his pecuniary interest therein arising from his general partnership or member interests therein. Dr. Evnin has served as a member of our Board of Directors since December 1998. The principal address for each of the Venrock Entities is 30 Rockefeller Plaza, New York, New York 10112.

DESCRIPTION OF SECURITIES

     We are authorized to issue 105,000,000 shares of capital stock, comprised of 100,000,000 shares of our Common Stock, par value $.001 per share, and 5,000,000 shares of preferred stock, par value $.001 per share. As of November 10, 2006, there were 62,668,654 shares of our Common Stock outstanding and no shares of our preferred stock outstanding.

Common Stock

     Each holder of our Common Stock is entitled to one vote for each share held of record on all matters we present for a vote of stockholders, including the election of directors. Holders of our Common Stock have no cumulative voting rights with respect to election of our directors or any other matter. As a result, the holders of more than 50% of the outstanding shares voted for the election of our directors can elect all the directors.

     All shares of our Common Stock are entitled to share equally in dividends from legally available funds when, as and if declared by our board of directors. In addition, in the event of our liquidation or dissolution, all shares of our Common Stock are entitled to share equally in our assets available for distribution to stockholders after payment of our liabilities and after provision has been made for each class of stock, if any, having any preference in relation to our Common Stock. Holders of shares of our Common Stock have no conversion, preemptive or other subscription rights, and there are no redemption or sinking fund provisions applicable to our Common Stock.

Preferred Stock

     Our board of directors, without further approval of our stockholders, is authorized to provide for the issuance of shares of our preferred stock in one or more series. In exercising its powers to provide for preferred stock, the board has the power to fix:

  voting rights,
  dividend rights,
  conversion rights,
  redemption privileges,
  liquidation preferences, and
  other rights and restrictions relating to any series.

     The issuances of shares of our preferred stock, while providing us with flexibility in connection with possible financings, acquisitions and other corporate purposes, could adversely affect the voting power of the holders of our other securities. Also, issuance of preferred stock could, and may, under certain circumstances, have the effect of deterring hostile takeovers or delaying changes in control of our management.

OTHER BUSINESS

Other Matters

     Our by-laws provide that business transacted at a special meeting of stockholders be limited to matters relating to the purpose or purposes stated in the notice of meeting. Accordingly, no matters other than the Proposal will be considered at the Special Meeting.

ADDITIONAL INFORMATION

Householding of Materials

     The SEC’s rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. Some brokers household proxy materials and annual reports, delivering a single proxy statement and annual report to multiple stockholders sharing an address, although each stockholder will receive a separate proxy card. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If at any time you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, please notify your broker. If you would like to receive separate copies of our annual reports and proxy statements in the future, please contact our Investor Relations Department at 100 Philips Parkway, Montvale, New Jersey 07645, telephone: (201) 802-7100 and we will promptly deliver the proxy statement and/or annual report upon your request.

Stockholders Proposals

     In order to be eligible for inclusion in our proxy statement and form of proxy for the 2007 annual meeting of stockholders, stockholders’ proposals must comply with applicable SEC rules and regulations, and must be received by us at our principal executive office at 100 Philips Parkway, Montvale, New Jersey 07645 no later than February 19, 2007.

INCORPORATION BY REFERENCE

     The SEC allows us to “incorporate by reference” information into this proxy statement. This means that we can disclose important information by referring to another document filed separately with the SEC. The information incorporated by reference is considered to be part of this proxy statement. This proxy statement incorporates by reference our Annual Report on Form 10-K for the year ended December 31, 2005, which contains important information about us and our financial condition that is not set forth in this proxy statement, as well as our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2006, June 30, 2006 and September 30, 2006. A copy of our annual and quarterly reports have been filed with the SEC and may be accessed from the SEC’s home page (www.sec.gov). If we file with the SEC and incorporate by reference any information so filed after the date of this proxy statement, then that information may update and supersede the information in this proxy statement.

     We incorporate by reference each document we file under Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934 after the date on which we file this proxy statement and before the Special Meeting.

     We will provide to each person, including any beneficial owner, to whom a proxy statement is delivered, without charge upon written or oral request, a copy of any or all of the documents that are incorporated by reference into this proxy statement but not delivered with the proxy statement, including exhibits that are specifically incorporated by reference into such documents. Requests should be directed to our Investor Relations Department at 100 Philips Parkway, Montvale, New Jersey 07645, telephone: (201) 802-7100.

WHERE STOCKHOLDERS CAN FIND MORE INFORMATION

     We file annual, quarterly and special reports, proxy statements and other information with the SEC. These reports, proxy statements and other information contain additional information about the Company. We will make these materials available for inspection and copying by any stockholder, or representative of a stockholder who is so designated in writing, at our executive offices during regular business hours.

     Our stockholders may read and copy any reports, statements or other information filed by the Company at the SEC public reference room at 100 F. Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the operation of the public reference room. Our filings with the SEC are also available to the public from commercial document retrieval services and at the website maintained by the SEC located at: http://www.sec.gov.

     This proxy statement does not constitute an offer to sell, or a solicitation of an offer to buy, any securities, or the solicitation of a proxy, in any jurisdiction to or from any person to whom it is not lawful to make any offer or solicitation in that jurisdiction. The delivery of this proxy statement should not create an implication that there has been no change in the affairs of the Company since the date of this proxy statement or that the information herein is correct as of any later date.

     Stockholders should not rely on information other than that contained in this proxy statement. We have not authorized anyone to provide information that is different from that contained in this proxy statement. This proxy statement is dated November 17, 2006. You should not assume that the information contained in this proxy statement is accurate as of any date other than that date, and the mailing of this proxy statement will not create any implication to the contrary.

CAUTIONARY STATEMENT CONCERNING REPRESENTATIONS AND WARRANTIES

     This proxy statement contains a description of representations and warranties made in the Securities Purchase Agreement. Representations and warranties are also set forth in the Securities Purchase Agreement, which is attached to this proxy statement as Appendix A, and in other contracts and documents that are incorporated by reference into this proxy statement. The representations and warranties in the Securities Purchase Agreement and in those other contracts and documents were made only for the purposes of the Securities Purchase Agreement and those other contracts or documents and solely for the benefit of the parties to the Securities Purchase Agreement and those other contracts or documents as of specific dates. Those representations and warranties may be subject to important limitations and qualifications agreed to by the contracting parties, and may not be complete as of the date of this proxy statement. Some of those representations and warranties may not be accurate or complete as of any particular date because they are subject to contractual standards of materiality different from that generally applicable to public disclosures to stockholders. Furthermore, these representations and warranties may have been made for the purposes of allocating contractual risk between the parties to such contract or other document instead of establishing these matters as facts, and they may or may not have been accurate as of any specific date and do not purport to be accurate as of the date of this proxy statement. Accordingly, you should not rely upon the descriptions of representations and warranties in the Securities Purchase Agreement that are contained in this proxy statement or upon the actual representations and warranties contained in the Securities Purchase Agreement or the other contracts and documents incorporated by reference into this proxy statement as statements of factual information.

Appendix A

SECURITIES PURCHASE AGREEMENT, dated as of October 5, 2006 (this “Agreement”), among MEMORY PHARMACEUTICALS CORP., a Delaware corporation (the “Company”), and the Purchasers listed on Exhibits A-1 and A-2 hereto, together with their permitted transferees (each, a “Purchaser” and collectively, the “Purchasers”).

INTRODUCTION

     The Company and the Purchasers are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(2) of the Securities Act.

     The Purchasers desire to purchase and the Company desires to sell, upon the terms and conditions stated in this Agreement, up to a maximum of $32,220,000 of the Company’s common stock, par value $.001 per share (the “Common Stock”) and warrants to purchase Common Stock of the Company; provided, however, that, the purchase by any Purchaser and the sale by the Company to such Purchaser of any shares of Common Stock and Warrants, to (and only to) the extent that such Purchaser and its Affiliates would thereafter own a number of shares of Common Stock (assuming the exercise in full by such Purchaser of such securities of the Company that are convertible into or exercisable for shares of Common Stock) in excess of 19.99% of the then outstanding shares of Common Stock (the “Excess Securities”), shall be subject to the Requisite Approval.

     As set forth herein, the Company has agreed to provide certain registration rights with respect to the Shares and the Warrant Shares under the Securities Act and applicable state securities laws.

     Contemporaneously with the execution and delivery of this Agreement, the Principal Investors, Anthony B. Evnin, Venrock Associates and certain related funds (“Venrock”) and Oxford BioScience Partners II (Annex) L.P. and certain related funds (“Oxford”) are entering into a voting agreement pursuant to which Mr. Evnin, Venrock and Oxford have each agreed to vote their respective shares of Common Stock and the shares of any Affiliates in favor of the resolutions approving the Company’s issuance of the Excess Securities.

     The capitalized terms used herein and not otherwise defined have the meanings given them in Article 7.

     In consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchasers (severally and not jointly) hereby agree as follows:

ARTICLE I

PURCHASE AND SALE OF SECURITIES

     Section 1.1 Purchase and Sale of Securities. At the First Closing, the Company will issue and sell to each Purchaser and each Purchaser will, severally and not jointly,

purchase from the Company, the number of shares of Common Stock and the warrants to purchase the number of shares of Common Stock set forth opposite such Purchaser’s name on Exhibit A-1. At the Second Closing, the Company will issue and sell to each Purchaser listed on Exhibit A-2, and each such Purchaser will, severally and not jointly, purchase from the Company, the number of shares of Common Stock set forth opposite such Purchaser’s name on Exhibit A-2 hereto. The aggregate number of shares of Common Stock and the aggregate number of warrants being purchased at the Closings are referred to as the “Shares” and the “Warrants,” respectively, and the Shares and the Warrants are collectively referred to as the “Securities.” The purchase price for each Share shall be $1.11, which is the closing bid price of the Common Stock as reported on Nasdaq (symbol “MEMY”), as the 4:00 p.m., EDT, closing bid price on October 4, 2006 (the “Stock Purchase Price”). The purchase price for each Warrant shall be $0.125 per each underlying Warrant Share (the “Warrant Purchase Price”; and together with the Stock Purchase Price, the “Purchase Price”). The Warrants shall be exercisable at an exercise price per Share equal to $1.33, which represents 120% of the Stock Purchase Price and shall be substantially in the form attached as Exhibit B hereto.

     Section 1.2 Payment. At the First Closing, each Purchaser will pay the aggregate Purchase Price set forth opposite its name on Exhibit A-1 hereto by wire transfer of immediately available funds in accordance with wire instructions provided by the Company to the Purchasers prior to the First Closing Date. At the Second Closing, each Purchaser listed on Exhibit A-2 will pay the aggregate Purchase Price set forth opposite its name on Exhibit A-2 by wire transfer of immediately available funds in accordance with such wire instructions. At each Closing, the Company will instruct its transfer agent to credit to each Purchaser purchasing Securities at such Closing the number of Shares so purchased (and will deliver stock certificates to such Purchasers representing the Shares purchased) and will deliver the Warrants purchased at such Closing against delivery of the aggregate Purchase Price for such Shares and Warrants on the applicable Closing Date.

     Section 1.3 Closing Date. The closing (the “First Closing”) of the sale of the Securities to the Purchasers listed on Exhibit A-1 will take place on or about October 16, 2006 (the “First Closing Date”). The closing of the Securities to the Purchasers listed on Exhibit A-2 (the “Second Closing”; each of the First Closing and the Second Closing being a “Closing” and together the “Closings”) will take place on the date that is one business day following the satisfaction or waiver of each of the conditions to the Second Closing set forth in Sections 5.1 and 5.3 (the “Second Closing Date”); provided, however, that if the Nasdaq Approval is received on or prior to the First Closing Date, then the transactions contemplated to occur at the Second Closing shall occur at the First Closing and all references to the “Second Closing” and the “Second Closing Date” herein shall refer to the First Closing and the First Closing Date, respectively. Each Closing will be held at the offices of Covington & Burling, 1330 Avenue of the Americas, New York, New York 10019. The date and place of each Closing as set forth herein may be changed by agreement of the Company and the Purchasers under this Agreement of 60% in interest of the Securities to be purchased at such Closing.

     Section 1.4 Adjustments. The number of Shares to be purchased by the Purchasers at the First Closing and Second Closing, the Stock Purchase Price and the per share exercise price and number of Warrant Shares shall be proportionately adjusted for any subdivision or combination of Common Stock (by stock split, reverse stock split, dividend, reorganization, recapitalization or otherwise).

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     The Company hereby represents and warrants to the Purchasers that:

     Section 2.1 Organization and Qualification. The Company is duly incorporated, validly existing and in good standing under the laws of the State of Delaware, with corporate power and authority to conduct its business as currently conducted as disclosed in the SEC Documents. The Company is duly qualified to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not reasonably be expected to have a Material Adverse Effect.

     Section 2.2 Authorization; Enforcement. The Company has all requisite corporate power and authority to enter into and to perform its obligations under this Agreement and the Warrants, to consummate the transactions contemplated hereby and thereby and to issue the Securities in accordance with the terms hereof and to issue the Warrant Shares in accordance with the terms of the Warrants. The execution, delivery and performance of this Agreement and the Warrants by the Company and the consummation by it of the transactions contemplated hereby (including the issuance of the Securities) and thereby have been duly authorized by the Company’s Board of Directors and no further consent or authorization of the Company, its Board of Directors, or its stockholders (other than the Stockholder Approval if prior Nasdaq Approval is not obtained) is required. This Agreement has been duly executed by the Company and constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, or moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity and except as rights to indemnity and contribution may be limited by state or federal securities laws or public policy underlying such laws. At the First Closing, the Warrants will be duly executed by the Company and constitute a legal, valid and binding obligation of the Company enforceable against the Company in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, or moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity and except as rights to indemnity and contribution may be limited by state or federal securities laws or public policy underlying such laws.

     Section 2.3 Capitalization. The authorized capital stock of the Company, as of September 30, 2006, consisted of 100,000,000 shares of Common Stock, of which 37,923,706 shares were issued and outstanding and 5,000,000 shares of blank check Preferred Stock, $0.001 par value per share, none of which have been designated. All of the issued and outstanding shares of Common Stock have been duly authorized, validly issued, fully paid, and nonassessable. Options and warrants to purchase an aggregate of 11,170,391 shares of Common Stock were outstanding as of September 30, 2006. Except as disclosed in or contemplated by the

SEC Documents, the Company does not have outstanding any options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, any securities or obligations convertible into and exercisable and exchangeable for, or any contracts or commitments to issue or sell, shares of its capital stock or any such options, rights, convertible securities or obligations other than options granted under the Company’s stock option plans and its employee stock purchase plan. The Company’s Second Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), as in effect on the date hereof, and the Company’s Amended and Restated Bylaws (the “Bylaws”) as in effect on the date hereof, are each filed as exhibits to the SEC Documents. Except as set forth in the SEC Documents or as contemplated by this Agreement, there are no stockholder agreements, voting agreements or other similar agreements with respect to the Common Stock to which the Company is a party.

     Section 2.4 Issuance of Securities. The Shares and all of the shares of Common Stock issuable upon exercise of the Warrants (the “Warrant Shares”) are duly authorized and, upon issuance in accordance with the terms of this Agreement (and in case of the Warrant Shares, the Warrants), will be validly issued, fully paid and non-assessable and will not be subject to preemptive rights or other similar rights of stockholders of the Company. Assuming the accuracy of all representations and warranties of the Purchasers set out in Article 4, the offer and issuance by the Company of the Shares, Warrants and Warrant Shares is exempt from registration under the Securities Act and all applicable Blue Sky laws.

     Section 2.5 No Conflicts; Government Consents and Permits.

     (a) The execution, delivery and performance of this Agreement and the Warrants by the Company and the consummation by the Company of the transactions contemplated hereby (including the issuance of the Securities) and thereby will not (i) conflict with or result in a violation of any provision of its Certificate of Incorporation or Bylaws, (ii) violate or conflict with, or result in a breach of any provision of, or constitute a default under, or give to others any rights of consent, termination, amendment, acceleration or cancellation of, any agreement, indenture, or instrument to which the Company is a party, or (iii) except for the Stockholder Approval (if prior Nasdaq Approval is not obtained), the registration of the Shares and Warrant Shares under the Securities Act pursuant to Section 6 hereof, any filings required to be made under federal or state securities laws, and any required filings or notifications regarding the issuance or listing of additional shares with Nasdaq, result in a violation of any law, rule, regulation, order, judgment or decree (including United States federal and state securities laws and regulations and regulations of any self-regulatory organizations to which the Company or its securities are subject) applicable to the Company, except in the case of clauses (ii) and (iii) only, for such conflicts, breaches, defaults, and violations as would not reasonably be expected to have a Material Adverse Effect.

     (b) The Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self regulatory agency in order for it to execute, deliver or perform any of its obligations under this Agreement and the Warrants in accordance with the terms hereof and thereof, or to issue and sell the Securities in accordance with the terms hereof and the Warrant Shares in accordance with the terms of the Warrants other than such as have been made or obtained, and except for the Stockholder Approval (if prior Nasdaq Approval is not obtained), the registration of the Shares and Warrant Shares under the Securities Act pursuant to Section 6 hereof, any filings required to be made under federal or state securities laws, and any required filings or notifications regarding the issuance or listing of additional shares with Nasdaq.

     (c) The Company has all franchises, permits, licenses, and any similar authority necessary for the conduct of its business as now being conducted by it, except for such franchise, permit, license or similar authority, the lack of which would not reasonably be expected to have a Material Adverse Effect. The Company has not received any written notice of any proceeding relating to revocation or modification of any such franchise, permit, license, or similar authority except where such revocation or modification would not reasonably be expected to have a Material Adverse Effect.

     Section 2.6 SEC Documents, Financial Statements. The Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC since April 5, 2004, pursuant to the reporting requirements of the Exchange Act (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents (other than exhibits) incorporated by reference therein, being hereinafter referred to herein as the “SEC Documents”). As of their respective dates, the SEC Documents complied as to form in all material respects with the requirements of the Exchange Act or the Securities Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Financial Statements have been prepared in accordance with accounting principles generally accepted in the United States, consistently applied, during the periods involved (except (i) as may be otherwise indicated in the Financial Statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes, may be condensed or summary statements or may conform to the SEC’s rules and instructions for Reports on Form 10-Q) and fairly present in all material respects the consolidated financial position of the Company as of the dates thereof and the consolidated results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal and recurring year-end audit adjustments). All material agreements that were required to be filed as exhibits to the SEC Documents under Item 601 of Regulation S-K (collectively, the “Material Agreements”) to which the Company is a party, or the property or assets of the Company or are subject, have been filed as exhibits to the SEC Documents and, except for this Agreement and the Warrants, the Company does not have any agreements, contracts and commitments that are material to the business, financial condition, assets, prospects or operations of the Company (“Other Material Contracts”). All Material Agreements and Other Material Contracts are valid and enforceable against the Company in accordance with their respective terms, except (i) as enforceability may be limited by applicable bankruptcy, insolvency, reorganization or moratorium or similar laws affecting creditors’ rights generally, and (ii) as enforceability may be subject to general principles of equity and except as rights to indemnity and contribution may be limited by state or federal securities laws or public policy underlying such laws. The Company is not in breach of or default under any of the Material Agreements or Other Material Contracts, and to the Company’s knowledge, no other party to a Material Agreement or Other Material Contract is in breach of or default under such Material Agreement or Other Material Contracts, except in each case, for such breaches or defaults as would not reasonably be expected to have a Material Adverse Effect. The Company has not received a notice of termination of any of the Material Agreements.

     Section 2.7 Absence of Litigation. As of the date hereof, there is no action, suit, proceeding or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the Company’s knowledge, threatened against the Company that if determined adversely to the Company would reasonably be expected to have a Material Adverse Effect. There has not been, and to the knowledge of the Company, there is not pending, any investigation by the SEC involving the Company or any current or former director or officer of the Company. The Company has not received any stop order or other order suspending the effectiveness of any registration statement filed by the Company under the Exchange Act or the Securities Act and, to the Company’s knowledge, the SEC has not issued any such order.

     Section 2.8 Intellectual Property Rights. To the Company’s knowledge, the Company has ownership of, or possesses licenses or sufficient rights to use all patents, patent applications, patent rights, inventions, know-how, trade secrets, trademarks, trademark applications, service marks, service names, trade names, copyrights, proprietary rights and processes necessary to enable it to conduct its business as conducted as of the date hereof (the “Intellectual Property”). To the Company’s knowledge, the Company has not infringed the intellectual property rights of third parties and no third party, to the Company’s knowledge, is infringing the Intellectual Property, in each case, which could reasonably be expected to result in a Material Adverse Effect. Except as disclosed in the SEC Documents, there are no material options, licenses or agreements relating to the Intellectual Property, nor is the Company bound by or a party to any material options, licenses or agreements relating to the patents, patent applications, patent rights, inventions, know-how, trade secrets, trademarks, trademark applications, service marks, service names, trade names, copyrights, proprietary rights and processes of any other person or entity. As of the date hereof, there is no material claim, action or proceeding pending or, to the Company’s knowledge, threatened, that challenges the right of the Company with respect to any Intellectual Property. All current and former employees of the Company have signed agreements assigning to the Company all intellectual property rights arising in connection with such person’s employment with the Company. All persons who have had access to Company trade secrets or confidential information have signed a customary non-disclosure and non-use agreement not containing a “residuals” clause or similar provision.

     Section 2.9 Placement Agents. The Company has taken no action that would give rise to any claim by any person for brokerage commissions, placement agent’s fees or similar payments relating to this Agreement or the transactions contemplated hereby, except for dealings with the Placement Agents, whose commissions and fees will be paid by the Company.

     Section 2.10 Investment Company. The Company is not and, after giving effect to the offering and sale of the Securities, will not be an “investment company” as such term is defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”). The Company shall conduct its business in a manner so that it will not become subject to the Investment Company Act.

     Section 2.11 No Material Adverse Change. Since September 30, 2006, except as described or referred to in the SEC Documents and except for cash expenditures in the ordinary course of business, there has not been a Material Adverse Effect. Since September 30, 2006, (i) there has not been any dividend or distribution of any kind declared, set aside for payment, paid or made by the Company on any class of capital stock, (ii) the Company has not sustained any material loss or interference with the Company’s business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority, and (iii) the Company has not incurred any liabilities, contingent or otherwise except in the ordinary course of business.

     Section 2.12 Nasdaq Global Market. The issued and outstanding shares of Common Stock are listed on Nasdaq, and, to the Company’s knowledge, there are no proceedings to revoke or suspend such listing. The Company is in compliance in all material respects with the requirements of Nasdaq for continued listing of the Common Stock thereon and any other Nasdaq listing and maintenance requirements.

     Section 2.13 Acknowledgment Regarding Purchasers’ Purchase of Securities. The Company acknowledges and agrees that each of the Purchasers is acting solely in the capacity of an arm’s length purchaser with respect to this Agreement and the Warrants and the transactions contemplated hereby and thereby The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity with respect to the Company), other than as an officer or director of the Company, with respect to this Agreement and the Warrants and the transactions contemplated hereby and thereby and any advice given by any Purchaser or any of their respective representatives or agents to the Company in connection with this Agreement and the transactions contemplated hereby and thereby is merely incidental to such Purchaser’s purchase of the Securities. The Company further represents to each Purchaser that the Company’s decision to enter into this Agreement has been based upon the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

     Section 2.14 Accountants. KPMG LLP, who will express their opinion with respect to the audited financial statements and schedules to be included as a part of the Registration Statements prior to the filing of such Registration Statements, are independent accountants as required by the Securities Act.

     Section 2.15 Insurance. The Company is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as the Company believes are prudent and customary for a company (i) in the businesses and location in which the Company is engaged, (ii) with the resources of the Company, and (iii) at a similar stage of development as the Company. The Company has not received any written notice that the Company will not be able to renew its existing insurance coverage as and when such coverage expires. The Company believes it will be able to obtain similar coverage at reasonable cost from similar insurers as may be necessary to continue its business.

     Section 2.16 Foreign Corrupt Practices. Since January 1, 2004, neither the Company, nor to the Company’s knowledge, any director, officer, agent, employee or other person acting on behalf of the Company has, in the course of its actions for, or on behalf of, the Company (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of in any material respect any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or (iv) made or received any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to or from any foreign or domestic government official or employee.

     Section 2.17 Private Placement. Neither the Company nor any person acting on its or their behalf, has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under any circumstances that would require registration of the Securities under the Securities Act, including, without limitation, integration of the offering the Shares or Warrant Shares with any prior offering under the Securities Act.

     Section 2.18 No Registration Rights. No person has the right to (i) prohibit the Company from filing a Registration Statement or fully performing its obligations under this Agreement with respect thereto or (ii) other than as disclosed in the SEC Documents, require the Company to register any securities for sale under the Securities Act by reason of the filing of a Registration Statement. Except as disclosed in the SEC Documents, no other registration rights exist with respect to the issuance of securities by the Company under the Securities Act that have not been satisfied. The granting and performance of the registration rights under this Agreement will not violate or conflict with, or result in a breach of any provision of, or constitute a default under, any agreement, indenture or instrument to which the Company is a party.

     Section 2.19 Taxes. The Company has filed (or has obtained an extension of time within which to file) all necessary federal, state and foreign income and franchise tax returns and has paid all taxes shown as due on such tax returns, except where the failure to so file or the failure to so pay would not reasonably be expected to have a Material Adverse Effect. The Company has complied in all material respects with all applicable legal requirements relating to the payment and withholding of taxes and, within the time and in the manner prescribed by law, has withheld from wages, fees and other payments to its employees and paid over to the proper governmental or regulatory authorities all amounts required.

     Section 2.20 Real and Personal Property. The Company has good and marketable title to, or has valid rights to lease or otherwise use, all items of real and personal property that are material to the business of the Company free and clear of all liens, encumbrances, claims and defects and imperfections of title except those that (i) do not materially interfere with the use of such property by the Company or (ii) would not reasonably be expected to have a Material Adverse Effect.

     Section 2.21 Application of Takeover Protections. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not impose any restriction on any Purchaser, or create in any party (including any current stockholder of the Company) any rights, under any share acquisition, business combination, poison pill (including any distribution under a rights agreement), or other similar anti-takeover provisions under the Company’s charter documents or the laws of its state of incorporation.

     Section 2.22 No Manipulation of Stock. The Company has not taken, nor will it take, directly or indirectly any action designed to stabilize or manipulate of the price of the Common Stock or any security of the Company to facilitate the sale or resale of any of the Shares or Warrant Shares.

     Section 2.23 Related Party Transactions. Except with respect to the transactions (i) that are not required to be disclosed and (ii) contemplated hereby to the extent any director or an affiliate of any director purchases Securities hereunder, all transactions that have occurred between or among the Company, on the one hand, and any of its officers or directors, or any affiliate or affiliates of any such officer or director, on the other hand, prior to the date hereof have been disclosed in the SEC Documents.

     Section 2.24 Sarbanes-Oxley Act. The Company is in compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002 (as amended) that are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the SEC thereunder that are effective as of the date hereof, except where such noncompliance would not have a Material Adverse Effect.

     Section 2.25 Employee Benefit Plans; Employee Matters. The consummation of the transactions contemplated by this Agreement and the Warrants will not (i) entitle any current or former employee or other service provider of the Company to severance benefits or any other payment, compensation or benefit (including forgiveness of indebtedness), except as expressly provided by this Agreement, or (ii) accelerate the time of payment or vesting, or increase the amount of compensation or benefit due any such employee or service provider, alone or in conjunction with any other possible event (including termination of employment). The Company is in compliance in all material respects with all currently applicable laws and regulations respecting employment, discrimination in employment, terms and conditions of employment, wages, hours and occupational safety and health and employment practices, and is not engaged in any unfair labor practice. To the Company’s knowledge, no employees of the Company are in violation of any term of any material employment contract, patent disclosure agreement, noncompetition agreement, or any restrictive covenant to a former employer relating to the right of any such employee to be employed by the Company because of the nature of the business conducted or presently proposed to be conducted by the Company or to the use of trade secrets or proprietary information of others. No key employee of the Company has given written notice to the Company, and the Company is not otherwise aware, that any such key employee intends to terminate his or her employment with the Company.

     Section 2.26 Regulatory Compliance. To the Company’s knowledge, and based on its reasonable and good faith understanding of the requirements of the Federal Food, Drug and Cosmetic Act and the regulations of the U.S. Food and Drug Administration thereunder (“FDCA”), the Company has with respect to the research and/or development of the products of Company, including without limitation clinical trials with respect to such products (a “Life Science Product”) complied in all material respects with all applicable requirements of the FDCA. The Company has not received any written notification from the U.S. Food and Drug Administration or any other federal, state or foreign governmental entity alleging any violation by the Company of any law applicable to a Life Science Product.

     Section 2.27 Environmental Laws. The Company is not in violation of any applicable statute, law or regulation relating to the environment or occupational health and safety, violation of which would have a Material Adverse Effect. None of the premises or any properties owned, occupied or leased by the Company have been used by the Company, or to the Company’s knowledge, by any other Person to manufacture, treat, store, or dispose of any substance that have been designated to be a “hazardous substance” under applicable environmental laws in violation of any applicable environmental laws, violation of which would have a Material Adverse Effect.

     Section 2.28 Board Approval and Recommendation to Stockholders. Prior to the date of this Agreement, the Company’s Board of Directors, at a meeting duly called and held, has (a) determined that the Offering is fair to, advisable and in the best interests of the Company and the stockholders of the Company, and (b) has adopted resolutions recommending that the stockholders of the Company vote to approve the Company’s issuance of the Excess Securities.

ARTICLE III

PURCHASER’S REPRESENTATIONS AND WARRANTIES

     Each Purchaser represents and warrants to the Company, severally and not jointly, with respect to itself and its purchase hereunder, that:

     Section 3.1 Investment Purpose. The Purchaser is purchasing the Securities for its own account and not with a present view toward the public sale or distribution thereof and has no intention of selling or distributing any of such Securities or any arrangement or understanding with any other persons regarding the sale or distribution of such Securities except in accordance with the provisions of Article 6 and except as would not result in a violation of the Securities Act. The Purchaser will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Securities except in accordance with the provisions of Article 6 or pursuant to and in accordance with the Securities Act.

     Section 3.2 Questionnaires. The Stock Certificate and Warrant Questionnaire and the Registration Statement Questionnaire submitted by Purchaser to the Company in connection with its purchase of the Securities was accurate and correct when delivered, is accurate and correct as of the date hereof and will be accurate and correct on each Closing Date on which such Purchaser is Purchasing any Securities.

     Section 3.3 Reliance on Exemptions. The Purchaser understands that the Securities are being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Purchaser’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire the Securities.

     Section 3.4 Information. The Purchaser has been furnished with all relevant materials relating to the business, finances and operations of the Company necessary to make an investment decision, and materials relating to the offer and sale of the Securities, that have been requested by the Purchaser, including, without limitation, the Company’s SEC Documents, and the Purchaser has had the opportunity to review the SEC Documents. The Purchaser has been afforded the opportunity to ask questions of the Company. Neither such inquiries nor any other investigation conducted by or on behalf of such Purchaser or its representatives or counsel shall modify, amend or affect such Purchaser’s right to rely on the truth, accuracy and completeness of the SEC Documents and the Company’s representations and warranties contained herein.

     Section 3.5 Acknowledgement of Risk.

     (a) The Purchaser acknowledges and understands that its investment in the Securities involves a significant degree of risk, including, without limitation, (i) the Company remains a development stage business with limited operating history and requires substantial funds in addition to the proceeds from the sale of the Securities; (ii) an investment in the Company is speculative, and only Purchasers who can afford the loss of their entire investment should consider investing in the Company and the Securities; (iii) the Purchaser may not be able to liquidate its investment; (iv) transferability of the Securities is extremely limited; (v) in the event of a disposition of the Securities, the Purchaser could sustain the loss of its entire investment; and (vi) the Company has not paid any dividends on its Common Stock since inception and does not anticipate the payment of dividends in the foreseeable future. Such risks are more fully set forth in the SEC Documents;

     (b) The Purchaser is able to bear the economic risk of holding the Securities for an indefinite period, and has knowledge and experience in financial and business matters such that it is capable of evaluating the risks of the investment in the Securities; and

     (c) The Purchaser has, in connection with the Purchaser’s decision to purchase Securities, not relied upon any representations or other information (whether oral or written) other than as set forth in the representations and warranties of the Company contained herein and the information contained in the SEC Documents, and the Purchaser has, with respect to all matters relating to this Agreement and the offer and sale of the Securities, relied solely upon the advice of such Purchaser’s own counsel and has not relied upon or consulted any counsel to the Placement Agents or counsel to the Company.

     Section 3.6 Governmental Review. The Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities or an investment therein.

     Section 3.7 Transfer or Resale. The Purchaser understands that:

     (a) the Securities have not been and are not being registered under the Securities Act (other than as contemplated in Article 6) or any applicable state securities laws and, consequently, the Purchaser may have to bear the risk of owning the Securities for an indefinite period of time because the Securities may not be transferred unless (i) the resale of the Securities is registered pursuant to an effective registration statement under the Securities Act, as contemplated in Article 6; (ii) the Purchaser has delivered to the Company an opinion of counsel (in form, substance and scope reasonably satisfactory to the Company) to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration; or (iii) the Securities are sold or transferred pursuant to Rule 144;

     (b) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC thereunder; and

     (c) except as set forth in Article 6, neither the Company nor any other person is under any obligation to register the resale of the Shares or the Warrant Shares under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

     Section 3.8 Legends.

     (a) The Purchaser understands the certificates representing the Securities will bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for such Securities):

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER APPLICABLE SECURITIES LAWS, OR UNLESS OFFERED, SOLD, PLEDGED, HYPOTHECATED OR TRANSFERRED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS. THE COMPANY SHALL BE ENTITLED TO REQUIRE AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED TO THE EXTENT THAT SUCH OPINION IS REQUIRED PURSUANT TO THAT CERTAIN SECURITIES PURCHASE AGREEMENT UNDER WHICH THE SECURITIES WERE ISSUED.

     (b) The Purchaser may request that the Company remove, and the Company agrees to authorize the removal of any legend from the Shares and Warrant Shares (i) following any sale of the Shares or Warrant Shares pursuant to an effective Registration Statement or Rule 144, or (ii) if such Shares or Warrant Shares are eligible for sale under Rule 144(k). Following the time a legend is no longer required for the Shares or Warrant Shares hereunder, the Company will, no later than five Business Days following the delivery by a Purchaser to the Company or the Company’s transfer agent of a legended certificate representing such securities, deliver or cause to be delivered to such Purchaser or transferee a certificate representing such securities that is free from all restrictive and other legends.

     (c) Notwithstanding anything herein to the contrary, the Company acknowledges and agrees that the Company will not require an opinion of counsel in connection with the transfer of any Securities by a Purchaser that is: (i) a partnership transferring to its partners or former partners in accordance with partnership interests; (ii) a corporation transferring to a wholly-owned subsidiary or a parent corporation that owns all of the capital stock of the Holder; (iii) a limited liability company transferring to its members or former members in accordance with their interest in the limited liability company; or (iv) an affiliated investment fund transferring to another affiliated investment fund; provided that in each case the transfer is effected in accordance with applicable securities laws and the transferee agrees in writing to be subject to the terms of this Agreement to the same extent as if the transferee were an original Purchaser hereunder.

     Section 3.9 Authorization; Enforcement. The Purchaser has the requisite power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The Purchaser has taken all necessary action to authorize the execution, delivery and performance of this Agreement. Upon the execution and delivery of this Agreement, this Agreement shall constitute a valid and binding obligation of the Purchaser enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity and except as rights to indemnity and contribution may be limited by state or federal securities laws or public policy underlying such laws.

     Section 3.10 Residency. The Purchaser is a resident of the jurisdiction set forth immediately below such Purchaser’s name on the signature pages hereto.

     Section 3.11 No Short Sales. Between the time the Purchaser learned about the Offering and the public announcement of the Offering, the Purchaser has not engaged in any short sales or similar transactions with respect to the Common Stock, nor has the Purchaser, directly or indirectly, caused any Person to engage in any short sales or similar transactions with respect to the Common Stock.

     Section 3.12 Acknowledgements Regarding Placement Agent. The Purchaser acknowledges that the Placement Agents are acting as the exclusive placement agents on a “best efforts” basis for the Securities being offered hereby and will be compensated by the Company for acting in such capacity. The Purchaser represents that (i) the Purchaser was contacted regarding the sale of the Securities by the Placement Agent (or an authorized agent or representative thereof) with whom the Purchaser entered into a confidentiality agreement and (ii) no Securities were offered or sold to it by means of any form of general solicitation or general advertising.

ARTICLE IV

COVENANTS

     Section 4.1 Reporting Status. The Company’s Common Stock is registered under Section 12 of the Exchange Act. During the Registration Period (or within the periods permitted under Rule 12b-25 of the Exchange Act), the Company will timely file with the SEC all reports required to be so filed under the Exchange Act, and the Company will not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would permit such termination.

     Section 4.2 Expenses. The Company and each Purchaser is each severally and not jointly liable for, and each will pay, its own expenses incurred in connection with the negotiation, preparation, execution and delivery of this Agreement, including, without limitation, attorneys’ and consultants’ fees and expenses; provided, however, that the Company will reimburse each of the Principal Investors at each Closing for the reasonable consulting, legal, due diligence and other out-of-pocket expenses incurred by each such Purchaser in connection with the transactions contemplated by this Agreement, up to a maximum of $100,000 to each Principal Investor.

     Section 4.3 Financial Information. The financial statements of the Company to be included in any documents filed with the SEC will be prepared in accordance with accounting principles generally accepted in the United States, consistently applied (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes, may be condensed or summary statements or may conform to the SEC’s rules and instructions for Reports on Form 10-Q), and will fairly present in all material respects the consolidated financial position of the Company and consolidated results of its operations and cash flows as of, and for the periods covered by, such financial statements (subject, in the case of unaudited statements, to normal and recurring year-end audit adjustments).

     Section 4.4 Securities Laws Disclosure; Publicity. On or before 9:30 a.m., New York local time, on October 6, 2006 the Company shall issue a press release announcing the signing of this Agreement and describing the material terms of the transactions contemplated by this Agreement. On or before October 12, 2006, the Company shall file a Current Report on Form 8-K with the SEC describing the terms of the transactions contemplated by this Agreement and including as an exhibit to such Current Report on Form 8-K this Agreement, in the form required by the Exchange Act. The Company shall not otherwise publicly disclose the name of any Purchaser, or include the name of any Purchaser in any filing with the SEC (other than the Registration Statement and any exhibits to filings made in respect of this transaction in accordance with periodic filing requirements under the Exchange Act) or any regulatory agency, without the prior written consent of such Purchaser, except to the extent such disclosure is required by law or regulations and except in the case of the initial press release issued by the Company publicly announcing the execution of this Agreement by the Purchasers, including the Principal Investors (in such latter case, the Company shall provide the Principal Investors with prior notice of such disclosure).

     Section 4.5 Sales by Purchasers. Each Purchaser will sell any Securities held by it in compliance with applicable prospectus delivery requirements, if any, or otherwise in compliance with the requirements for an exemption from registration under the Securities Act and the rules and regulations promulgated thereunder. No Purchaser will make any sale, transfer or other disposition of the Securities in violation of federal or state securities laws.

     Section 4.6 Reservation of Common Stock. The Company shall reserve and keep available at all times during which the Warrants remain exercisable, free of preemptive rights, a sufficient number of shares of Common Stock for the purpose of enabling the Company to issue Warrant Shares pursuant to this Agreement.

     Section 4.7 Pledge of Securities. The Company acknowledges and agrees that the Securities may be pledged by a Purchaser in connection with a bona fide margin agreement or other loan or financing arrangement that is secured by the Securities. The pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and no Purchasers effecting a pledge of the Securities shall be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement; provided that a Purchaser and its pledgee shall comply with the provisions of this Agreement in order to effect a sale, transfer, or assignment of any such Securities to such pledgee. At the expense of the Purchaser pledging such Securities, the Company hereby agrees to execute and deliver such documentation as pledgee of the Securities may reasonably request in connection with a pledge of the Securities to such pledgee by a Purchaser.

     Section 4.8 Use of Proceeds. Following the payment of expenses in connection with the transactions contemplated hereby including without limitation the placement agent fees and any expenses paid by the Company pursuant to Section 4.2, the Company shall use the net proceeds from the sale of the Shares and Warrants under this Agreement for research and development of its drug programs and other general corporate purposes.

     Section 4.9 Stockholder Approval; Requisite Approval. Unless the Company receives prior Nasdaq Approval, the Company shall provide each stockholder entitled to vote at a special meeting of stockholders of the Company (the “Stockholder Meeting”), which shall be promptly called and held not later than 90 calendar days from the date hereof, a proxy statement meeting the requirements of Section 14 of the Exchange Act and the related rules and regulations thereunder promulgated by the SEC (the “ Proxy Statement”) soliciting each such stockholder’s affirmative vote at the Stockholder Meeting for approval of resolutions approving the Company’s issuance of all of the Excess Securities (the “Stockholder Approval”) in accordance with law and the rules and regulations of Nasdaq and the Delaware General Corporation Law, and the Company shall use its reasonable best efforts to solicit its stockholders’ approval of such resolutions. Notwithstanding any other provision of this Agreement, no Excess Securities shall be issued under this Agreement to any Purchaser prior to Stockholder Approval (which, for this purpose shall not include the vote of any shares acquired by such Purchaser under this Agreement prior to obtaining Stockholder Approval) except in accordance with the rules and interpretations of Nasdaq. The Company shall permit a single counsel for the Purchasers to review the Proxy Statement and all amendments and supplements thereto, and shall furnish such counsel with the Proxy Statement not less than two Business Days prior to the filing thereof with the SEC. The Company shall promptly furnish to any Purchaser who so requests copies of notices or other communications related to the Proxy Statement or the Stockholder Meeting received by the Company from the SEC.

     Section 4.10 Operation of Business. During the period from the date of this Agreement until the Second Closing, except as contemplated by this Agreement and the Warrants, the Company shall carry on its business in the ordinary course in substantially the same manner as heretofore conducted and, to the extent consistent with such business, use its commercially reasonable efforts consistent with past practice and policies to preserve intact its present business organizations, keep available the services of its present officers, consultants and employees and preserve its relationships with customers, suppliers and others having business dealings with it.

     Section 4.11 Non-Solicitation.

     (a) During the period from the date of this Agreement until the earlier of the Second Closing or 120 calendar days from the date of this

Agreement, without the consent of each of the Principal Investors, which consent shall not be unreasonably withheld, the Company shall not take, cause or permit (and shall use its reasonable best efforts to ensure that none of its officers, directors, agents or representatives takes, causes or permits) any person to take, directly or indirectly, any of the following actions with any third party: (i) solicit, knowingly encourage, initiate or participate in any negotiations with respect to any specific offer or proposal to acquire 30% or more of the business, assets or capital shares of the Company (excluding licenses entered into in the ordinary course of business), whether by merger, consolidation, other business combination, purchase of capital stock, purchase of assets, license, lease, tender or exchange offer or otherwise (each of the foregoing, an “Alternative Proposal”), (ii) disclose, in connection with an Alternative Proposal, any nonpublic information concerning the Company’s business or properties or afford to any third party, in connection with an Alternative Proposal, access to its properties, books or records, except in the ordinary course of business, as required by law or regulation, or pursuant to a governmental request for information, (iii) enter into or execute any agreement providing for an Alternative Proposal or (iv) make or authorize any public statement, recommendation or solicitation in support of any Alternative Proposal or any offer or proposal relating to an Alternative Proposal; provided, however, that, in each case, if and to the extent that (i) the Stockholder Meeting has not yet occurred, (ii) the Board of Directors of the Company believes in good faith, after consultation with the Company’s legal counsel (and, in order for the Company to withhold, withdraw, modify or change in a manner adverse to the Purchasers or take any action or make any statement in connection with the Stockholder Meeting inconsistent with the Company’s Recommendation, the Company’s financial advisor), that such Alternative Proposal is a Superior Proposal (as defined hereafter), and (iii) the Board of Directors of the Company believes in good faith, after consultation with the Company’s counsel, that the failure to participate in such negotiations, disclose such nonpublic information, provide such access to its properties, books or records, enter into any agreement providing for such Alternative Proposal or make or authorize any public statement, recommendation or solicitation in support of any Alternative Proposal or any offer or proposal relating to an Alternative Proposal would constitute a breach of the fiduciary duties of the Board of Directors of the Company under applicable law, then the Company may participate in negotiations regarding such Alternative Proposal (but only to the extent that such information was previously provided to the Purchasers prior to the execution of this Agreement or is provided to the Purchasers concurrently therewith), provide non-public information with respect to the Company, afford access to the properties, books or records of the Company, enter into any agreement relating to such Alternative Proposal or make or authorize any public statement, recommendation or solicitation in support of any Alternative Proposal or any offer or proposal relating to an Alternative Proposal, as applicable.

     (b) In the event that the Company is contacted by any third party expressing an interest in discussing an Alternative Proposal, the Company will promptly, but in no event later than twenty-four (24) hours following the Company’s knowledge of such contact, notify the Purchasers in writing of such contact and the identity of the third party so contacting the Company and shall promptly, but in no event later than twenty-four (24) hours, advise the Purchasers of any material modification or proposed modification thereto.

     (c) Nothing contained in this Agreement shall prohibit the Company or the Board of Directors of the Company from taking and disclosing to the Company’s stockholders a position with respect to an unsolicited bona fide tender or exchange offer by a third party pursuant to Rule 14e-2(a) of the Exchange Act or from making any disclosure required by applicable law.

     (d) For purposes of this Agreement, a “Superior Proposal” means an Alternative Proposal which (i) is on terms (including conditions to consummation of the contemplated transaction) which the Board of Directors of the Company in its reasonable good faith judgment (after consultation with and based on the written advice of its financial advisor) believes to be more favorable to its stockholders from a financial point of view than the transactions contemplated by this Agreement and (ii) that is not attributable to a material breach by the Company of Section 4.11(a) hereof.

     Section 4.12 Third Party Offer. During the period from the date of this Agreement until the earlier of the Second Closing or 120 calendar days from the date of this Agreement, if the Company intends to seek any financing (other than a debt financing not involving the issuance of equity securities, other than warrants issued incidental to the issuance of such debt) or to seek any transaction not in the ordinary course of business consistent with past practice that would qualify as an Alternative Proposal but for the 30% threshold specified in Section 4.11(a) or is approached by any third party with any offer to provide such financing or transaction that the Company does not immediately and unconditionally reject (a “Third Party Offer”), the Company shall first endeavor to negotiate with the Purchasers, for a period not to exceed fifteen (15) business days, a financing or transaction comparable to the Third Party Offer. The Company and the Purchasers shall negotiate in good faith with respect to such financing or transaction, but nothing in this Agreement shall be construed to require the Purchasers to provide, on the one hand, or the Company to accept, on the other hand, any such financing or transaction; provided, however, that if the Company receives a Third Party Offer, the Company shall notify the Purchasers of the amount of such offer and all the other material terms of such offer and, if the Purchasers, within the fifteen (15) business day period specified above, offer to provide financing to, or enter into a transaction with, the Company in the amount, as applicable, and on terms no less favorable than those contained in the Third Party Offer, the Company shall accept the Purchasers’ offer, if (in its sole discretion) it accepts any offer. For the avoidance of doubt, the parties hereto agree that any Third Party Offer involving the right of a person other than the Purchasers or their affiliates to (i) purchase or acquire less than 30% of the business, properties or other assets or capital stock or other equity interests in the Company, whether by share issuance, equity or convertible debt financing, sale of stock or assets, merger, consolidation, other business combination, tender offer, exchange offer, recapitalization, reorganization, liquidation, dissolution, license agreement, mortgage, lease or other transaction involving the Company, any division or operating or principal business unit or the intellectual property of the Company, on the one hand, and any other Person, on the other hand or (ii) enter into any transaction, that if consummated, would result in any Person (or the stockholders of such Person) beneficially owning securities representing less than 30% of the total voting power of the Company (or of the surviving parent entity in such transaction) shall be deemed a Third Party Offer and not an Alternative Proposal.

     Section 4.13 Recommendations to the Nominating Committee. The Company and each of the Principal Investors acknowledge that it is the present intention of the Company to elect an individual to the Company’s Board of Directors who has substantial expertise in the Company’s industry (an “Industry Expert”). The Nominations Committee of the Board of

Directors of the Company will solicit one or more recommendations from each of the Principal Investors, and shall consult with each of the Principal Investors in connection with identifying, an Industry Expert to be nominated for election to the Company’s Board of Directors. Any Industry Expert who is nominated for election to the Board of Directors of the Company shall be reasonably acceptable to each Principal Investor and to the Company.

ARTICLE V

CONDITIONS TO CLOSING

     Section 5.1 Conditions to Obligations of the Company at each Closing. The Company’s obligation to complete the purchase and sale of the Securities and deliver stock certificate(s) and Warrants to the Purchasers at each Closing is subject to the fulfillment or waiver as of each Closing Date of the following conditions:

     (a) Receipt of Funds. The Company shall have received immediately available funds in the full amount of the Purchase Price for the Shares and Warrants being purchased at such Closing as set forth opposite such Purchaser’s name on Exhibit A-1 or A-2 hereto, as applicable.

     (b) Representations and Warranties. The representations and warranties made by each Purchaser in Article 3 shall be true and correct in all material respects as of each Closing Date.

     (c) Covenants. All covenants, agreements and conditions contained in this Agreement to be performed by the Purchasers on or prior to each Closing Date shall have been performed or complied with in all material respects.

     (d) Blue Sky. The Company shall have obtained all necessary blue sky law permits and qualifications, or secured exemptions therefrom, required by any state for the offer and sale of the Securities.

     (e) Absence of Litigation. No proceeding challenging this Agreement or the transactions contemplated hereby, or seeking to prohibit, alter, prevent or materially delay the Closing, shall have been instituted or be pending before any court, arbitrator, governmental body, agency or official.

     (f) No Governmental Prohibition. The sale of the Securities by the Company shall not be prohibited by any law or governmental order or regulation.

     (g) No Stop Order. No stop order or suspension of trading shall have been imposed by Nasdaq, the SEC or any other governmental or regulatory body with respect to public trading in the Common Stock.

     (h) Requisite Approval. With respect to the Second Closing only, the Company shall have obtained the Requisite Approval.

     Section 5.2 Conditions to Purchasers’ Obligations at the First Closing. Each Purchaser’s obligation to complete the purchase and sale of the Shares and Warrants at the First

Closing is subject to the fulfillment or waiver as of the First Closing Date of the following conditions:

     (a) Representations and Warranties. The representations and warranties made by the Company in Article 2 shall be true and correct in all material respects as of the First Closing Date.

     (b) Covenants. All covenants, agreements and conditions contained in this Agreement to be performed by the Company on or prior to the First Closing Date shall have been performed or complied with in all material respects.

     (c) Blue Sky. The Company shall have obtained all necessary blue sky law permits and qualifications, or secured exemptions therefrom, required by any state or foreign or other jurisdiction for the offer and sale of the Shares.

     (d) Legal Opinion. The Company shall have delivered to such Purchaser an opinion, dated as of the First Closing Date, from Covington & Burling LLP, counsel to the Company, in form and substance reasonably satisfactory to each of the Principal Investors.

     (e) Transfer Agent Instructions. The Company shall have delivered to its transfer agent irrevocable instructions to issue to such Purchaser or in such nominee name(s) as designated by such Purchaser in writing such number of Shares set forth opposite such Purchaser’s name on Exhibit A-1 hereto or, if requested by the Purchaser, one or more certificates representing such Shares, and Warrants to purchase the Warrant Shares.

     (f) Absence of Litigation. No proceeding challenging this Agreement and the Warrants or the transactions contemplated hereby and thereby, or seeking to prohibit, alter, prevent or materially delay the First Closing, shall have been instituted or be pending before any court, arbitrator, governmental body, agency or official.

     (g) No Governmental Prohibition. The sale of the Securities by the Company at the First Closing shall not be prohibited by any law or governmental order or regulation or third party consents or approvals, if any, necessary for the sale of the Securities shall have been received.

     (h) No Stop Order. No stop order or suspension of trading shall have been imposed by Nasdaq, the SEC or any other governmental or regulatory body with respect to public trading in the Common Stock.

     (i) Minimum Aggregate Commitment. Subject to the terms hereof, Purchasers shall have committed to purchase, at the First Closing and the Second Closing, Securities resulting in aggregate gross proceeds to the Company of at least $32,000,000.

     (j) Board Representation. The Board of Directors of the Company shall have duly elected Vaughn Kailian as a member of the Board of Directors as a Class II Director, effective as of the First Closing Date. Subject to being deemed eligible to serve on the Nominations Committee of the Board of Directors pursuant to the terms of the committee charter and applicable listing standards and securities law requirements, the Company’s Board of

Directors shall have appointed, effective as of the Closing, Vaughn Kailian as a member of the Nominations Committee of the Company’s Board of Directors, and such appointment shall be in full force and effect.

     (k) Officers’ Certificates. The Company shall have delivered to each Purchaser (i) a certificate of the Chief Executive Officer of the Company, dated the First Closing Date, confirming the satisfaction of the conditions set forth in clauses (a) and (b) of this Section 5.2, and (ii) a certificate of the Secretary of the Company, dated the First Closing Date, certifying as to the incumbency and signatures of the officers executing this Agreement and the resolutions of the Board of Directors approving this Agreement and the transactions contemplated hereby.

     Section 5.3 Conditions to Purchasers’ Obligations at the Second Closing. Each Purchaser’s obligation to complete the purchase and sale of the Shares and Warrants at the Second Closing is subject to the fulfillment or waiver as of the Second Closing Date of the following conditions:

     (a) Requisite Approval. The Company shall have obtained the Requisite Approval.

     (b) Conditions to First Closing. All conditions to the First Closing shall have been satisfied and the First Closing shall have occurred.

     (c) Representations and Warranties. The representations and warranties made by the Company in Article 2 shall be true and correct in all material respects as of the Second Closing Date.

     (d) Officer’s Certificates. The Company shall have delivered to each Purchaser a certificate of the Chief Executive Officer of the Company, dated the Second Closing Date, confirming the satisfaction of the conditions set forth in clauses (a) and (c) of this Section 5.3.

     (e) Transfer Agent Instructions. The Company shall have delivered to its transfer agent irrevocable instructions to issue to such Purchaser or in such nominee name(s) as designated by such Purchaser in writing such number of Shares set forth opposite such Purchaser’s name on Exhibit A-2 hereto or, if requested by the Purchaser, one or more certificates representing such Shares, and Warrants to purchase the Warrant Shares.

     (f) Absence of Litigation. No proceeding challenging this Agreement or the transactions contemplated hereby, or seeking to prohibit, alter, prevent or materially delay the Second Closing, shall have been instituted or be pending before any court, arbitrator, governmental body, agency or official.

     (g) No Governmental Prohibition. The sale of the Shares by the Company at the Second Closing shall not be prohibited by any law or governmental order or regulation.

     (h) No Stop Order. No stop order or suspension of trading shall have been imposed by Nasdaq, the SEC or any other governmental or regulatory body with respect to public trading in the Common Stock.

     (i) No Material Adverse Effect. Since the date of this Agreement, there shall not have occurred a Material Adverse Effect.

     (j) Legal Opinion. The Company shall have delivered to such Purchaser an opinion, dated as of the Second Closing Date, from Covington & Burling LLP, counsel to the Company, in form and substance reasonably satisfactory to each of the Principal Investors.

ARTICLE VI

REGISTRATION RIGHTS

     Section 6.1 Filing of Registration Statement.

     (a) As soon as reasonably practicable, but in no event later than 30 days after the First Closing Date (the “First Filing Date”), the Company shall file a registration statement covering the resale of the Registrable Securities (as defined in Section 7.1) issued at the First Closing on a registration statement (the “First Registration Statement”) with the SEC and effect the registration, qualifications or compliances (including, without limitation, the execution of any required undertaking to file post-effective amendments, appropriate qualifications or exemptions under applicable blue sky or other state securities laws and appropriate compliance with applicable securities laws, requirements or regulations) as promptly as possible after the filing thereof, but in any event prior to the date which is 90 days after the First Closing Date.

     (b) To the extent the Shares issued at the Second Closing can not be included in the First Registration Statement, then as soon as reasonably practicable, but in no event later than 30 days after the Second Closing Date (the “Second Filing Date”), the Company shall file a registration statement covering the resale of the Registrable Securities issued at the Second Closing on a registration statement (the “Second Registration Statement” and together with the First Registration Statement, the “Registration Statements” and each a “Registration Statement”) with the SEC and effect the registration, qualifications or compliances (including, without limitation, the execution of any required undertaking to file post-effective amendments, appropriate qualifications or exemptions under applicable blue sky or other state securities laws and appropriate compliance with applicable securities laws, requirements or regulations) as promptly as possible after the filing thereof, but in any event prior to the date which is 90 days after the Second Closing Date.

     (c) Each Registration Statement will be on Form S-3; provided that if Form S-3 is not available for use by the Company on any Filing Date, then such Registration Statement will be on such form as is then available.

     Section 6.2 Expenses. All Registration Expenses incurred in connection with any registration, qualification, exemption or compliance pursuant to Section 6.1 shall be borne by the Company. All Selling Expenses relating to the sale of securities registered by or on behalf of any Holder shall be borne by such Holder.

     Section 6.3 Registration Defaults. The Company further agrees that, in the event that a Registration Statement (i) has not been declared effective by the SEC within 90 days after the applicable Closing Date, if the SEC determines not to review such Registration Statement, (ii) has not been declared effective by the SEC within 120 days after the applicable

Closing Date, if the SEC determines to review such Registration Statement, or (iii) after such Registration Statement is declared effective by the SEC, is suspended by the Company or ceases to remain continuously effective as to all Registrable Securities for which it is required to be effective, other than, in each case, within the time period(s) permitted by Section 6.8(b) (each such event referred to in clauses (i), (ii) and (iii), a “Registration Default”), for any thirty-day period or portion thereof (a “Penalty Period”) during which the Registration Default remains uncured (which initial thirty-day period shall commence on the date of such Registration Default), the Company shall promptly pay, in cash, to each Purchaser 1% of such Purchaser’s aggregate Purchase Price for such Purchaser’s Registrable Securities to be included in such Registration Statement for each Penalty Period during which the Registration Default remains uncured (a “Registration Penalty”); provided, however, that if a Purchaser fails to provide the Company with any information that is required to be provided in a Registration Statement with respect to such Purchaser as set forth herein, then the commencement of the Penalty Period described above shall be extended until two Business Days following the date of receipt by the Company of such required information; provided further, that the amount payable to any Holder hereunder for any partial Penalty Period shall be prorated for the number of actual days during such Penalty Period during which a Registration Default remains uncured; and provided further that in no event shall the Company be required to pay to any Purchaser pursuant to this Section 6.3 an aggregate amount that exceeds 10% of the aggregate Stock Purchase Price paid by such Purchaser for such Purchaser’s Shares and 10% of the aggregate Warrant Purchase Price paid by such Purchaser for such Purchaser’s Warrants. Notwithstanding anything to the contrary contained in this Section 6.3, in no event shall the Company be liable for more than one Registration Penalty during any 30 day period or for multiple events giving rise to a Registration Penalty during any 30 day period.

     Section 6.4 Company Registrations. If (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for stockholders) any of its stock or other securities under the Securities Act in connection with an underwritten public offering of such securities solely for cash other than (i) a Registration Statement required to be filed under Section 6.1 of this Agreement, (ii) a registration on Form S-8 relating solely to the sale of securities to participants in a Company stock plan or to other compensatory arrangements to the extent includable on Form S-8, or (iii) a registration on Form S-4, the Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within 20 days after delivery of such notice by the Company in accordance with Section 8.6, the Company shall, subject to the provisions of this Article VI, use its reasonable best efforts to cause to be registered under the Securities Act all of the Registrable Securities that each such Holder has requested to be registered. In the event that the underwriters in such public offering advise the Company that marketing factors require a limitation of the number of shares to be underwritten, the Company and its underwriters shall allocate the number of Registrable Securities requested to be registered by each of the Holders as follows: (i) first, to the Company; and (ii) second, to the Holders of Registrable Securities and to such other holders of “Registrable Securities” under agreements in effect on the date of this Agreement that have elected to participate in such offering, pro rata according to the number of Registrable Securities held by each such Holder; provided, however, that in no event shall the number of Registrable Securities to be registered in any public offering under this Section 6.4 be less than twenty-five percent (25%) of the total number of shares to be registered pursuant to such registration. The Company shall have no obligation under this

Section 6.4 to make any offering of its securities, or to complete an offering of its securities that it proposes to make, and shall incur no liability to any Holder for its failure to do so. The Company’s obligations under this Section 6.4 shall terminate upon expiration of the Registration Period.

     Section 6.5 Registration Period Covenants. In the case of the registration, qualification, exemption or compliance effected by the Company pursuant to this Agreement, the Company shall, upon reasonable request, inform each Holder as to the status of such registration, qualification, exemption and compliance. At its expense, during the Registration Period, the Company shall:

     (a) except for such times as the Company is permitted hereunder to suspend the use of the prospectus forming part of a Registration Statement, use its commercially reasonable efforts to keep such registration, and any qualification, exemption or compliance under state securities laws that the Company determines to obtain, continuously effective with respect to a Holder, and to keep such Registration Statement free of any material misstatements or omissions, until the earlier of the following: (i) the third anniversary of the Second Closing Date or (ii) the date on which all Shares and Warrant Shares held by such Holder may be sold under Rule 144(k) under the Securities Act. The period of time during which the Company is required hereunder to keep the Registration Statements effective is referred to herein as the “Registration Period.”

     (b) advise the Holders:

     (i) within two Business Days when a Registration Statement or any amendment thereto has been filed with the SEC and when a Registration Statement or any post-effective amendment thereto has become effective;

     (ii) within two Business Days of any request by the SEC for amendments or supplements to a Registration Statement or the prospectus included therein or for additional information;

     (iii) within two Business Days of the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for such purpose;

     (iv) within two Business Days of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities included therein for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

     (v) within two Business Days of the occurrence of any event that requires the making of any changes in a Registration Statement or the prospectus so that, as of such date, the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the prospectus, in the light of the circumstances under which they were made) not misleading;

     (c) use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of any Registration Statement as soon as reasonably practicable;

     (d) promptly deliver to each such Holder, without charge, as many copies of the prospectus included in such Registration Statement and any amendment or supplement thereto as such Holder may reasonably request in writing; and the Company consents to the use, consistent with the provisions hereof, of the prospectus or any amendment or supplement thereto by each of the selling Holders of Registrable Securities in connection with the offering and sale of the Registrable Securities covered by the prospectus or any amendment or supplement thereto;

     (e) if a Holder so requests in writing, deliver to each Holder, without charge, (i) one copy of the following documents, other than those documents available via EDGAR: (A) its annual report to its stockholders, if any (which annual report shall contain financial statements audited in accordance with generally accepted accounting principles in the United States of America by a firm of certified public accountants of recognized standing), (B) if not included in substance in its annual report to stockholders, its annual report on Form 10-K (or similar form), (C) its definitive proxy statement with respect to its annual meeting of stockholders, (D) each of its quarterly reports to its stockholders, and, if not included in substance in its quarterly reports to stockholders, its quarterly report on Form 10-Q (or similar form), and (E) a copy of the full Registration Statement (the foregoing, in each case, excluding exhibits); and (ii) if explicitly requested, all exhibits excluded by the parenthetical to the immediately preceding clause (E);

     (f) prior to any public offering of Registrable Securities pursuant to any Registration Statement, promptly take such actions as may be necessary to register or qualify or obtain an exemption for offer and sale under the securities or blue sky laws of such United States jurisdictions as any such Holders reasonably request in writing, provided that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction, and do any and all other acts or things reasonably necessary or advisable to enable the offer and sale in such jurisdictions of the Registrable Securities covered by such Registration Statement;

     (g) upon the occurrence of any event contemplated by Section 6.4(b)(v) above, except for such times as the Company is permitted hereunder to suspend the use of the prospectus forming part of a Registration Statement, the Company shall use its reasonable best efforts to as soon as reasonably practicable prepare a post-effective amendment to a Registration Statement or a supplement to the related prospectus, or file any other required document so that, as thereafter delivered to purchasers of the Registrable Securities included therein, the prospectus will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

     (h) otherwise use its reasonable best efforts to comply in all material respects with all applicable rules and regulations of the SEC which could affect the sale of the Registrable Securities;

     (i) use its reasonable best efforts to cause all Registrable Securities to be listed on each securities exchange or market, if any, on which equity securities issued by the Company have been listed;

     (j) use its reasonable best efforts to take all other steps necessary to effect the registration of the Registrable Securities contemplated hereby and to enable the Holders to sell Registrable Securities under Rule 144;

     (k) provide to each Purchaser and its representatives, if requested, the opportunity to conduct a reasonable inquiry of the Company’s financial and other records during normal business hours and make available on reasonable prior notice and during normal business hours its officers, directors and employees for questions regarding information which such Purchaser may reasonably request in order to fulfill any due diligence obligation on its part; and

     (l) permit a single counsel for the Purchasers to review the Registration Statements and all amendments and supplements thereto, within two Business Days prior to the filing thereof with the SEC;

provided that, in the case of clauses (k) and (l) above, the Company shall not be required (A) to delay the filing of a Registration Statement or any amendment or supplement thereto as a result of any ongoing diligence inquiry by or on behalf of a Holder or to receive any comments to such Registration Statement or any amendment or supplement thereto by or on behalf of a Holder if such inquiry or comments would require or result in a delay in the filing of such Registration Statement, amendment or supplement, as the case may be, or (B) to provide, and shall not provide, any Purchaser or its representatives with material, non-public information unless such Purchaser agrees to receive such information and enters into a written confidentiality agreement with the Company in a form reasonably acceptable to the Company.

     Section 6.6 [Reserved]

     Section 6.7 Indemnity.

     (a) To the extent permitted by law, the Company shall indemnify each Holder, the directors, officers, members, partners, employees, agents or other representatives of such Holder and each person controlling such Holder within the meaning of Section 15 of the Securities Act, with respect to which any registration that has been effected pursuant to this Agreement, against all claims, losses, damages, fines, penalties, costs, reasonable attorney’s fees, amounts paid in settlement and liabilities (or action in respect thereof) (collectively, “Claims”), including any of the foregoing incurred in settlement of any litigation, commenced or threatened (subject to Section 6.7(c) below), arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in a Registration Statement, prospectus, any amendment or supplement thereof, or other document incident to any such registration, qualification or compliance or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in light of the circumstances in which they were made, or any violation by the Company of the Securities Act, the Exchange Act, any state securities law, or any rule or regulation thereunder, relating to any relating to any action or inaction required of the Company in connection with any such Registration Statement, qualification or compliance, and will reimburse each Holder and each person controlling such Holder, the directors, officers, members, partners, employees, agents or other representatives of such Holder, for reasonable legal and other out-of-pocket expenses reasonably incurred in connection with investigating or defending any such Claim as incurred; provided that the Company will not be liable in any such case to the extent that any untrue statement or omission or allegation thereof is made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Holder for use in preparation of such Registration Statement, prospectus, amendment or supplement; provided further that the Company will not be liable in any such case where the Claim arises out of or is related to the failure of such Holder to comply with the covenants and agreements contained in this Agreement respecting sales of Registrable Securities, and except that the foregoing indemnity agreement is subject to the condition that, insofar as it relates to any such untrue statement or alleged untrue statement or omission or alleged omission made in the preliminary prospectus but eliminated or remedied in the amended prospectus on file with the SEC at the time a Registration Statement becomes effective or in the amended prospectus filed with the SEC pursuant to Rule 424(b) or in the prospectus subject to completion under Rule 434 of the Securities Act, which together meet the requirements of Section 10(a) of the Securities Act (the “Final Prospectus”), such indemnity shall not inure to the benefit of any such Holder, the directors, officers, members, partners, employees, agents or other representatives of such Holder or any such controlling person, if a copy of the Final Prospectus furnished by the Company to the Holder for delivery was not furnished to the person or entity asserting the Claim at or prior to the time such furnishing is required by the Securities Act and the Final Prospectus would have cured the defect giving rise to such loss, liability, claim or damage.

     (b) Each Holder will severally, and not jointly, indemnify the Company, each of its directors and officers, and each person who controls the Company within the meaning of Section 15 of the Securities Act, against all Claims (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened (subject to Section 6.7(c) below), arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in a Registration Statement, prospectus, or any amendment or supplement thereof, incident to any such registration, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in light of the circumstances in which they were made, and will reimburse the Company, such directors and officers, and each person controlling the Company for reasonable legal and any other expenses reasonably incurred in connection with investigating or defending any such Claim as incurred, in each case to the extent, but only to the extent, that such untrue statement or omission or allegation thereof is made in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Holder for use in preparation of a Registration Statement, prospectus, amendment or supplement; provided that the indemnity shall not apply to the extent that such Claim results from the fact that a current copy of the prospectus was not made available to the person or entity asserting the Claim at or prior to the time such furnishing is required by the Securities Act and the Final Prospectus would have cured the defect giving rise to such loss, claim, damage or liability. Notwithstanding the foregoing, a Holder’s aggregate liability pursuant to this subsection (b) shall be limited to the net amount received by the Holder from the sale of the Registrable Securities giving rise to such claims, losses, damages and liabilities (and actions in respect thereof).

     (c) Each party entitled to indemnification under this Section 6.7 (the “Indemnified Party”) shall give notice to the party required to provide indemnification (the

“Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party (at its expense) to assume the defense of any such claim or any litigation resulting therefrom; provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld or delayed), and the Indemnified Party may participate in such defense at such Indemnified Party’s expense; provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement, unless such failure is materially prejudicial to the Indemnifying Party in defending such claim or litigation. Notwithstanding the foregoing, an Indemnified Party shall have the right to retain its own counsel, with the fees and expenses to be paid by the Indemnifying Party, if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between such Indemnified Party and any other party represented by such counsel in such proceeding. An Indemnifying Party shall not be liable for any settlement of an action or claim effected without its written consent (which consent will not be unreasonably withheld). An Indemnifying Party shall not be liable for any settlement of an action or claim effected without its written consent (which consent will not be unreasonably withheld or delayed). No Indemnifying Party, in its defense of any such claim or litigation, shall, except with the consent (such consent not to be unreasonably withheld or delayed) of the Indemnified Party consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation or which involves any relief or liability other than the payment of monetary damages.

     (d) If the indemnification provided for in this Section 6.7 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party or is insufficient to hold such Indemnified Party harmless with respect to any Claim referred to therein, then the Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Party as a result of such Claim in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions which resulted in such Claim as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Notwithstanding the foregoing, a Holder’s aggregate liability pursuant to Sections 6.7(b) and (d) shall be limited to the net amount received by the Holder from the sale of Registrable Securities giving rise to such Claim less all other amounts paid as damages in respect thereto.

     Section 6.8 Additional Covenants and Agreements of the Holders.

     (a) Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event requiring the preparation of a supplement or amendment to a prospectus relating to Registrable Securities so that, as thereafter delivered to the Holders, such prospectus shall not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, each Holder will forthwith discontinue disposition of Registrable Securities pursuant to the Registration Statements and prospectus contemplated by Section 6.1 until its receipt of copies of the supplemented or amended prospectus from the Company and, if so directed by the Company, each Holder shall deliver to the Company all copies, other than permanent file copies then in such Holder’s possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

     (b) Each Holder shall suspend, upon request of the Company, any disposition of Registrable Securities pursuant to the Registration Statements and prospectus contemplated by Section 6.1 during no more than 90 calendar days (which need not be consecutive days) during any 12-month period to the extent that the Board of Directors of the Company determines in good faith, with the advice of counsel, that the sale of Registrable Securities under a Registration Statement would be reasonably likely to cause a violation of the Securities Act or Exchange Act.

     (c) As a condition to the inclusion of its Registrable Securities, each Holder shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may reasonably request in writing, including completing a Registration Statement questionnaire in the form provided by the Company, or as shall be required in connection with any registration referred to in this Article 6.

     (d) Each Holder hereby covenants with the Company (i) not to make any sale of the Registrable Securities without effectively causing the prospectus delivery requirements under the Securities Act to be satisfied, and (ii) if such Registrable Securities are to be sold by any method or in any transaction other than on a national securities exchange, Nasdaq or in the over-the-counter market, in privately negotiated transactions, or in a combination of such methods, to notify the Company at least five Business Days prior to the date on which the Holder first offers to sell any such Registrable Securities.

     (e) Each Holder acknowledges and agrees that the Registrable Securities sold pursuant to any Registration Statement are not transferable on the books of the Company unless the stock certificate submitted to the transfer agent evidencing such Registrable Securities is accompanied by a certificate reasonably satisfactory to the Company to the effect that (i) the Registrable Securities have been sold in accordance with such Registration Statement and (ii) the requirement of delivering a current prospectus has been satisfied.

     (f) Each Holder agrees not to take any action with respect to any distribution deemed to be made pursuant to such Registration Statement which would constitute a violation of Regulation M under the Exchange Act or any other applicable rule, regulation or law.

     (g) At the end of the Registration Period, the Holders shall discontinue sales of shares pursuant to such Registration Statement upon receipt of notice from the Company of its intention to remove from registration the shares covered by such Registration Statement which remain unsold, and such Holders shall notify the Company of the number of shares registered which remain unsold immediately upon receipt of such notice from the Company.

     Section 6.9 Additional Covenants and Agreements of the Company. With a view to making available to the Holders the benefits of certain rules and regulations of the SEC which at any time permit the sale of the Registrable Securities to the public without registration, so long as the Holders still own Registrable Securities, the Company shall use its reasonable best efforts to:

     (a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times;

     (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Exchange Act; and

     (c) so long as a Holder owns any Registrable Securities, furnish to such Holder, upon any reasonable request, a written statement by the Company as to its compliance with Rule 144 under the Securities Act, and of the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company as such Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing a Holder to sell any such securities without registration.

     Section 6.10 Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities granted to the Holders by the Company under Section 6.1 may be assigned by a Holder in connection with a transfer by such Holder of all or a portion of its Registrable Securities; provided, however, that (i) such transfer complies with all applicable securities laws; (ii) such Holder gives prior written notice to the Company; and (iii) such transferee agrees in writing to comply with the terms and provisions of this Agreement, and has provided the Company with a completed Registration Statement Questionnaire in such form as is reasonably requested by the Company. Except as specifically permitted by this Section 6.10, the rights of a Holder with respect to Registrable Securities as set out herein shall not be transferable to any other Person, and any attempted transfer shall cause all rights of such Holder therein to be forfeited.

     Section 6.11 Waiver of Registration Rights. The rights of any Holder under any provision of this Article 6 may be waived (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely) or amended by an instrument in writing signed by Holders holding not less than 60% of the Registrable Securities (including Warrant Shares issuable upon exercise of the Warrants) and by each Principal Investor; provided, however, that no consideration shall be offered or paid to any person to amend or consent to a waiver or modification of any provision of this Section 6 unless the same consideration also is offered to all Holders of Registrable Securities.

ARTICLE VII

DEFINITIONS

     Section 7.1 Definitions. The following capitalized terms have the following meanings:

     “Affiliate” means, with respect to any Person (as defined below), any other Person controlling, controlled by or under direct or indirect common control with such Person (for the purposes of this definition “control,” when used with respect to any specified Person, shall mean the power to direct the management and policies of such person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” shall have meanings correlative to the foregoing).

     “Business Day” means a day Monday through Friday on which banks are generally open for business in New York City.

     “Bylaws” has the meaning set forth in Section 2.3.

     “Certificate of Incorporation” has the meaning set forth in Section 2.3.

     “Claims” has the meaning set forth in Section 6.7.

     “Closing” and “Closings” have the respective meanings set forth in Section 1.3.

     “Closing Date” has the meaning set forth in Section 1.3.

     “Exchange Act” means the Securities Exchange Act of 1934, as amended.

     “Excess Securities” has the meaning set forth in the Introduction.

     “Filing Date” has the meaning set forth in Section 6.1.

     “Final Prospectus” has the meaning set forth in Section 6.6(a).

     “Financial Statements” means the financial statements of the Company included in the SEC Documents.

     “First Closing” has the meaning set forth in Section 1.3.

     “First Closing Date” has the meaning set forth in Section 1.3.

     “FDCA” has the meaning set forth in Section 2.26.

     “Holder” means any person holding Registrable Securities or any person to whom the rights under Article 6 have been transferred in accordance with Section 6.9 hereof.

     “Indemnified Party” has the meaning set forth in Section 6.6(c).

     “Indemnifying Party” has the meaning set forth in Section 6.6(c).

     “Industry Expert” has the meaning set forth in Section 4.13.

     “Intellectual Property” has the meaning set forth in Section 2.8.

     “Life Science Product” has the meaning set forth in Section 2.26.

     “Material Adverse Effect” means a material adverse effect on (a) the business, operations, assets, financial condition or prospects of the Company, taken as a whole, or (b) the ability of the Company to perform its obligations pursuant to the transactions contemplated by this Agreement.

     “Nasdaq” means The Nasdaq Global Market.

     “Nasdaq Approval” means the receipt by the Company of a written interpretation from Nasdaq pursuant to Nasdaq Marketplace Rule 4550 stating definitively that the Offering (including the issuance of the Excess Securities to the Purchasers) will not be considered a “change in control” under Nasdaq Marketplace Rule 4350(i)(1)(B).

     “Offering” means the private placement of the Company’s Securities contemplated by this Agreement.

     “Other Material Contracts” has the meaning set forth in Section 2.6.

     “Oxford” has the meaning set forth in the Introduction Section.

     “Penalty Period” has the meaning set forth in Section 6.3.

     “Person” means any person, individual, corporation, limited liability company, partnership, trust or other nongovernmental entity or any governmental agency, court, authority or other body (whether foreign, federal, state, local or otherwise).

     “Placement Agents” means, collectively, Banc of America Securities LLC, CIBC World Markets Corp. and Fortis Securities Inc.

     “Principal Investors” means Biomedical Value Fund, L.P. and Biomedical Off Shore Value Fund, Ltd. and MPM BioVentures IV, L.P., MPM BioVentures IV-QP, L.P., MPM Asset Management Investors BV4 LLC, MPM BioEquities Master Fund LP, and MPM BioEquities Investor Fund LLC.

     “Proxy Statement” has the meaning set forth in Section 4.9.

     “Purchasers” mean the Purchasers whose names are set forth on the signature pages of this Agreement, and their permitted transferees.

     “Purchase Price” has the meaning set forth in Section 1.1.

     “register,” “registered” and “registration” refer to the registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

     “Registrable Securities” means (i) the Shares and (ii) the Warrant Shares; provided, however, that securities shall only be treated as Registrable Securities if and only for so long as they (A) have not been disposed of pursuant to a registration statement declared effective by the SEC, (B) have not been sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale or (C) are held by a Holder or a permitted transferee pursuant to Section 6.9.

     “Registration Default” has the meaning set forth in Section 6.3.

     “Registration Expenses” means all expenses incurred by the Company in complying with Section 6.1 hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and expenses of counsel for the Company, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration (but excluding the fees of legal counsel for any Holder).

     “Registration Statement” has the meaning set forth in Section 6.1.

     “Registration Penalty” has the meaning set forth in Section 6.3.

     “Registration Period” has the meaning set forth in Section 6.5(a).

     “Requisite Approval” means either (i) the Nasdaq Approval or (ii) the Stockholder Approval.

     “Rule 144” means Rule 144 promulgated under the Securities Act, or any successor rule.

     “SEC” means the United States Securities and Exchange Commission.

     “SEC Documents” has the meaning set forth in Section 2.6.

     “Second Closing” has the meaning set forth in Section 1.3.

     “Second Closing Date” has the meaning set forth in Section 1.3.

     “Securities” has the meaning set forth in Section 1.1.

     “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute.

     “Selling Expenses” means all selling commissions applicable to the sale of Registrable Securities and all fees and expenses of legal counsel for any Holder.

     “Shares” has the meaning set forth in Section 1.1.

     “Stockholder Approval” has the meaning set forth in Section 4.9.

      “Stockholder Meeting” has the meaning set forth in Section 4.9.

     “Venrock” has the meaning set forth in the Introduction Section.

     “Warrant Purchase Price” has the meaning set forth in Section 1.1.

     “Warrant Shares” has the meaning set forth in Section 2.4.

     “Warrants” has the meaning set forth in Section 1.1.

     Section 7.2 Certain Interpretations. Except where expressly stated otherwise in this Agreement, the following rules of interpretation apply to this Agreement: (i) “or” is not exclusive and “include”, “includes” and “including” are not limiting; (ii) definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms; (iii) references to an agreement or instrument mean such agreement or instrument as from time to time amended, modified or supplemented; (iv) references to a Person are also to its permitted successors and assigns; (v) references to an “Article”, “Section”, “Subsection”, “Exhibit” or “Schedule” refer to an Article of, a Section or Subsection of, or an Exhibit or Schedule to, this Agreement; and (vi) words importing the masculine gender include the feminine or neuter and, in each case, vice versa.

ARTICLE VIII

GOVERNING LAW; MISCELLANEOUS

     Section 8.1 Governing Law; Jurisdiction; Waiver of Jury Trial. This Agreement will be governed by and interpreted in accordance with the laws of the State of New York without regard to the principles of conflict of laws. Each of the parties hereto irrevocably submits and consents to the exclusive jurisdiction of the courts of the State of New York located in New York County and the United States District Court for the Southern District of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

     Section 8.2 Counterparts; Signatures by Facsimile. This Agreement may be executed in two or more counterparts, all of which are considered one and the same agreement and will become effective when counterparts have been signed by each party and delivered to the other parties. This Agreement, once executed by a party, may be delivered to the other parties hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

     Section 8.3 Headings. The headings of this Agreement are for convenience of reference only, are not part of this Agreement and do not affect its interpretation.

     Section 8.4 Severability. If any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision will be deemed modified in order to conform with such statute or rule of law. Any provision hereof that may prove invalid or unenforceable under any law will not affect the validity or enforceability of any other provision hereof.

     Section 8.5 Entire Agreement; Amendments. This Agreement (including all schedules and exhibits hereto) and any confidentiality agreement entered into between the Company and a Purchaser (which confidentiality agreement shall continue to be in full force and effect) constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein or therein. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof. No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the holders of at least 60%-in-interest of the aggregate number of Shares and Warrant Shares issuable upon exercise of the Warrants then held by the Purchasers under this Agreement. No provision of this Agreement may be waived other than by an instrument in writing signed by the party against whom enforcement of such waiver is sought. Any amendment or waiver effected in accordance with this Section 8.5 shall be binding upon each holder of any Securities purchased under this Agreement at the time outstanding (including securities into which such Securities are convertible and for which such Securities are exercisable), each future holder of all such securities, and the Company.

     Section 8.6 Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed email, telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one business day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. The addresses for such communications are:

If to the Company:	Memory Pharmaceuticals Corp.
100 Philips Parkway
Montvale, NJ 07645
Attn: Vice President - Legal Affairs

With a copy to:	Covington & Burling LLP
1330 Avenue of the Americas
New York, NY 10019
Attn: Ellen B. Corenswet

     If to a Purchaser: To the address set forth immediately below such Purchaser’s name on the signature pages hereto. Each party will provide ten days’ advance written notice to the other parties of any change in its address.

     Section 8.7 Successors and Assigns. This Agreement is binding upon and inures to the benefit of the parties and their successors and assigns. The Company will not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchasers, and no Purchaser may assign this Agreement or any rights or obligations hereunder without the prior written consent of the Company, except as permitted in accordance with Section 6.10 hereof.

     Section 8.8 Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto, their respective permitted successors and assigns and the Placement Agents, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

     Section 8.9 Further Assurances. Each party will do and perform, or cause to be done and performed, all such further acts and things, and will execute and deliver all other agreements, certificates, instruments and documents, as another party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

     Section 8.10 No Strict Construction. The language used in this Agreement is deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

     Section 8.11 Equitable Relief. The Company recognizes that if it fails to perform or discharge any of its obligations under this Agreement, any remedy at law may prove to be inadequate relief to the Purchasers. The Company therefore agrees that the Purchasers are entitled to seek temporary and permanent injunctive relief in any such case. Each Purchaser also recognizes that, if it fails to perform or discharge any of its obligations under this Agreement, any remedy at law may prove to be inadequate relief to the Company. Each Purchaser therefore agrees that the Company is entitled to seek temporary and permanent injunctive relief in any such case.

     Section 8.12 Survival of Representations and Warranties. Notwithstanding any investigation made by any party to this Agreement, all representations and warranties made by the Company and the Purchasers herein shall survive for a period of one year following the date hereof.

     Section 8.13 Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under this Agreement are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under this Agreement. Nothing contained herein and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group, or are deemed affiliates (as such term is defined under the Exchange Act) with respect to such obligations or the transactions contemplated by this Agreement. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.

[Signature Page Follows]

     IN WITNESS WHEREOF, the undersigned Purchasers and the Company have caused this Agreement to be duly executed as of the date first above written.

MEMORY PHARMACEUTICALS CORP.

By:	/s/ James R. Sulat
Name: James R. Sulat
Title: President and Chief Executive Officer

SECURITIES PURCHASE AGREEMENT SIGNATURE PAGE

PURCHASER

BIO MEDICAL VALUE FUND, L.P.
(investor name)

By:	Great Point GP, LLC, its General Partner

By:	/s/ David E. Kroin
(signature)

David E. Kroin, Managing Director
(print name and title)

Address:	165 Mason Street
3rd Floor
Greenwich, CT 06830

Facsimile: 203.971.3320

SECURITIES PURCHASE AGREEMENT SIGNATURE PAGE

PURCHASER

BIO MEDICAL OFF SHORE VALUE FUND, LTD.
(investor name)

By:	GREAT POINT PARTNERS, LLC, its Investment Manager

By:	/s/ David E. Kroin
(signature)

David E. Kroin, Managing Director
(print name and title)

Address:

Facsimile:

SECURITIES PURCHASE AGREEMENT SIGNATURE PAGE

PURCHASER

MPM BIOVENTURES IV, L.P.
(investor name)

By:	MPM BIOVENTURES IV GP LLC, its General Partner
By:	MPM BIOVENTURES IV LLC, its Managing Member

By:	/s/ Vaughn Kailian
(signature)

Vaughn Kailian, Member
(print name and title)

MPM BIOVENTURES IV-QP, L.P.
(investor name)

By:	MPM BIOVENTURES IV GP LLC, its General Partner
By:	MPM BIOVENTURES IV LLC, its Managing Member

By:	/s/ Vaughn Kailian
(signature)

Vaughn Kailian, Member
(print name and title)

MPM ASSET MANAGEMENT INVESTORS BV4 LLC.
(investor name)

By:	MPM BIOVENTURES IV GP LLC, its General Partner

By:	/s/ Vaughn Kailian
(signature)

Vaughn Kailian, Member
(print name and title)

SECURITIES PURCHASE AGREEMENT SIGNATURE PAGE

PURCHASER

MPM BIOEQUITIES MASTER FUND, LP
(investor name)

By:	MPM BioEquities GP, L.P., its General Partner
By:	MPM BioEquities GP LLC, its General Partner

By:	/s/ Kurt von Emster
(signature)

Kurt von Emster, Manager
(print name and title)

Address:	MPM BioEquities
200 Clarendon St., 54th Floor
Boston, MA 02116

Facsimile: 617.425.9314

SECURITIES PURCHASE AGREEMENT SIGNATURE PAGE

PURCHASER

MPM BIOEQUITIES INVESTORS FUND, LLC
(investor name)

By:	/s/ Kurt von Emster
(signature)

Kurt von Emster, Manager
(print name and title)

Address:	MPM BioEquities
200 Clarendon St., 54th Floor
Boston, MA 02116

Facsimile: 617.425.9314

SECURITIES PURCHASE AGREEMENT SIGNATURE PAGE

PURCHASER

VENROCK ASSOCIATES
(investor name)

By:	/s/ Linda H. Hanauer
(signature)

Linda H. Hanauer, Authorized Signatory
(print name and title)

Address:	30 Rockefeller Plaza
Suite 5508
New York, NY 10112

Facsimile: 212.649.5788

SECURITIES PURCHASE AGREEMENT SIGNATURE PAGE

PURCHASER

VENROCK ASSOCIATES II LP.
(investor name)

By:	/s/ Linda H. Hanauer
(signature)

Linda H. Hanauer, Authorized Signatory
(print name and title)

Address:	30 Rockefeller Plaza
Suite 5508
New York, NY 10112

Facsimile: 212.649.5788

SECURITIES PURCHASE AGREEMENT SIGNATURE PAGE

PURCHASER

ALTA BioPHARMA PARTNERS III GmbH & Co. Beteiligungs KG
(investor name)

By:	ALTA BioPHARMA MANAGEMENT III, LLC

By:	/s/ Alix Marduel
(signature)

Alix Marduel, Director
(print name and title)

Address:	One Embarcadero Center, Suite 3700
San Francisco, CA 94111

Facsimile: 415.362.6178

SECURITIES PURCHASE AGREEMENT SIGNATURE PAGE

PURCHASER

ALTA BioPHARMA PARTNERS III, L.P.
(investor name)

By:	ALTA BioPHARMA MANAGEMENT III, LLC

By:	/s/ Alix Marduel
(signature)

Alix Marduel, Director
(print name and title)

Address:	One Embarcadero Center, Suite 3700
San Francisco, CA 94111

Facsimile: 415.362.6178

SECURITIES PURCHASE AGREEMENT SIGNATURE PAGE

PURCHASER

ALTA EMBARCADERO BioPHARMA PARTNERS III, LLC
(investor name)

By:	/s/ Alix Marduel
(signature)

Alix Marduel, Manager
(print name and title)

Address:	One Embarcadero Center, Suite 3700
San Francisco, CA 94111

Facsimile: 415.362.6178

SECURITIES PURCHASE AGREEMENT SIGNATURE PAGE

PURCHASER

For An Amount of 850,000 USD

GIMV NV
(investor name)

By:	/s/ Dirk Beeusaert
(signature)

Dirk Beeusaert, Chief Legal Officer
(print name and title)

By:	/s/ Marc Vercruysse
(signature)

Marc Vercruysse, Chief Financial Officer
(print name and title)

Address:	Karel Oomsstraat 37
2018 Antwerp
Belgium

Facsimile: +32.3.290.21.05

SECURITIES PURCHASE AGREEMENT SIGNATURE PAGE

PURCHASER

For An Amount of 150,000 USD

Adviesbeheer GIMV Life Sciences NV
(investor name)

By:	/s/ Dirk Beeusaert
(signature)

Dirk Beeusaert, Special Mandatory
(print name and title)

By:	/s/ Marc Vercruysse
(signature)

Marc Vercruysse, Director
(print name and title)

Address:	Karel Oomsstraat 37
2018 Antwerp
Belgium

Facsimile: +32.3.290.21.05

SECURITIES PURCHASE AGREEMENT SIGNATURE PAGE

PURCHASER

Anthony B. Evnin
(investor name)

By:	/s/ Anthony B. Evnin
(signature)

Anthony B. Evnin
(print name and title)

Address:	364 East Middle Patent Road
Greenwich, CT 06831

Facsimile: 212.649.5788

SECURITIES PURCHASE AGREEMENT SIGNATURE PAGE

PURCHASER

Keyes Sulat Revocable Trust
(investor name)

By:	/s/ James R. Sulat
(signature)

James R. Sulat, Trustee
(print name and title)

Address:	c/o Memory Pharmaceuticals
100 Philips Parkway
Montvale, NY 07645

Facsimile:

SECURITIES PURCHASE AGREEMENT SIGNATURE PAGE

PURCHASER

Michael E. Meyers
(investor name)

By:	/s/ Michael E. Meyers
(signature)

Michael E. Meyers
(print name and title)

Address:	181 E. 90th Street
11th Floor
New York, NY 10128

Facsimile: 212.410.7888

SECURITIES PURCHASE AGREEMENT SIGNATURE PAGE

EXHIBIT A-1

SCHEDULE OF PURCHASERS FOR THE FIRST CLOSING

Purchaser	Shares	Warrants	Purchase Price
Biomedical Value Fund LP	5,277,966	1,656,078	$6,065,552.01
Biomedical Offshore Value Fund Ltd.	4,496,046	1,410,733	$5,166,952.69
MPM BioVentures IV, L.P.	180,691	56,695	$207,653.89
MPM BioVentures IV-QP, L.P.	8,600,908	2,698,726	$9,884,348.63
MPM Asset Management Investors BV4 LLC	294,269	92,333	$338,180.22
MPM BioEquities Master Fund LP	690,464	216,648	$793,496.04
MPM BioEquities Investor Fund LLC	7,680	2,409	$8,825.93
Venrock Associates*	359,255	89,813	$409,999.68
Venrock Associates II, L.P.*	516,977	129,244	$589,999.97
Alta BioPharma Partners III GmbH & Co. Beteiligungs KG	107,798	26,949	$123,024.41
Alta BioPharma Partners III, L.P.	1,605,110	401,277	$1,831,831.73
Alta Embarcadero BioPharma Partners III, LLC	39,557	9,889	$45,144.40
GIMV	744,797	186,199	$849,999.55
Adviesbeheer GIMV Life Sciences	131,435	32,858	$150,000.10
Tony Evnin*	87,623	21,905	$99,999.66
Jim Sulat*	87,623	21,905	$99,999.66
Michael Meyers*	17,525	4,381	$20,000.38

Total	23,245,724	7,058,042	$26,685,008.95

*	Denotes that Purchaser is an Affiliate of a director of the Company.

EXHIBIT A-2

SCHEDULE OF PURCHASERS FOR THE SECOND CLOSING

Purchaser	Shares	Warrants	Purchase Price
Biomedical Value Fund LP	1,346,349	-	$1,494,447.39
Biomedical Offshore Value Fund Ltd.	1,146,890	-	$1,273,047.90
MPM BioVentures IV, L.P.	46,092	-	$51,162.12
MPM BioVentures IV-QP, L.P.	2,193,994	-	$2,435,333.34
MPM Asset Management Investors BV4 LLC	75,065	-	$83,322.15
MPM BioEquities Master Fund LP	176,129	-	$195,503.19
MPM BioEquities Investor Fund LLC	1,959	-	$2,174.49

Total	4,986,478	-	$5,534,990.58

*	DENOTES THAT PURCHASER IS AN AFFILIATE OF A DIRECTOR OF THE COMPANY.

EXHIBIT B

FORM OF WARRANT

THIS WARRANT AND THE UNDERLYING SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER APPLICABLE SECURITIES LAWS OR UNLESS OFFERED, SOLD, PLEDGED, HYPOTHECATED OR TRANSFERRED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS. THE COMPANY SHALL BE ENTITLED TO REQUIRE AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED TO THE EXTENT THAT AN OPINION IS REQUIRED PURSUANT TO THE AGREEMENT UNDER WHICH THE SECURITIES WERE ISSUED.

MEMORY PHARMACEUTICALS CORP.

WARRANT TO PURCHASE COMMON STOCK

No. W-«Warrant_No»	October __, 2006

Void After October __, 2011

THIS CERTIFIES THAT, for value received, «Company», with its principal office at «Address», or its successors and permitted assigns (the “Holder”), is entitled to subscribe for and purchase at the Exercise Price (defined below) from Memory Pharmaceuticals Corp., a Delaware corporation, with its principal office at 100 Philips Parkway, Montvale, New Jersey 07645 (the “Company”) up to «Shares» shares of the common stock of the Company, par value $.001 per share (the “Common Stock”), subject to adjustment as provided herein. This Warrant is one of a series of Warrants being issued pursuant to the terms of the Securities Purchase Agreement, dated October 5, 2006, among the Company and the original Holder of this Warrant and the other parties named therein (the “Purchase Agreement”). Capitalized terms not otherwise defined herein shall have the respective meanings ascribed to such terms in the Purchase Agreement.

     1. DEFINITIONS. As used herein, the following terms shall have the meanings ascribed to them below:

               (a) “Exercise Period” shall mean the period commencing on the date hereof and, unless sooner exercised or terminated as provided below, ending on the earlier of (i) October __, 2011 at 5:00 p.m. and (ii) ten Business Days after notice from the Company, in accordance with Section 11 of this Warrant, provided that such notice may only be given by the Company if the closing price of the Common Stock on the Nasdaq Global Market or the Nasdaq Capital Market, as applicable (or, if the Common Stock is not traded on the Nasdaq Global

Market or the Nasdaq Capital Market, the closing bid price of the Common Stock in the over-the-counter market), for a period of 30 consecutive trading days at any time after the date of this Warrant, is greater than $3.00 per share.

               (b) “Exercise Price” shall mean $_.__ per share, subject to adjustment pursuant to Section 5 below.

               (c) “Warrant Shares” shall mean the shares of the Common Stock issued upon exercise of this Warrant, subject to adjustment pursuant to the terms herein, including but not limited to adjustment pursuant to Section 5 below.

     2. EXERCISE OF WARRANT.

               2.1 Method of Exercise. The rights represented by this Warrant may be exercised in whole or in part at any time during the Exercise Period, by delivery of the following to the Company at its address set forth above (or at such other address as it may designate by notice in writing to the Holder):

                    (a) an executed Notice of Exercise in the form attached hereto;

                    (b) payment of the Exercise Price either (i) in cash or by check or wire transfer of immediately available funds, or (ii) pursuant to a Cashless Exercise, as described below; and

                    (c) this Warrant.

Unless otherwise agreed in writing by the Holder, immediately prior to the expiration of the Exercise Period, the portion of this Warrant not exercised prior thereto shall automatically be deemed to be exercised in full in the manner set forth in Section 2.2, without any further action on behalf of the Holder; provided, however, that in the event that the cashless exercise formula set forth in Section 2.2 yields a result that is less than or equal to zero, then the unexercised portion of this Warrant shall automatically terminate and become void.

Upon the exercise of the rights represented by this Warrant, shares of Common Stock shall be issued for the Warrant Shares so purchased, and shall be registered in the name of the Holder or persons affiliated with the Holder, if the Holder so designates, within a reasonable time after the rights represented by this Warrant shall have been so exercised and shall be issued in certificate form and delivered to the Holder, if so requested.

The person in whose name any Warrant Shares are to be issued upon exercise of this Warrant shall be deemed to have become the holder of record of such shares on the date on which this Warrant was surrendered and payment of the Exercise Price was made, irrespective of the date of issuance of the shares of Common Stock, except that, if the date of such surrender and payment is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open.

               2.2 Cashless Exercise. Notwithstanding any provisions herein to the contrary, if, at any time during the Exercise Period, the Current Market Price (as defined below) of one share of Common Stock is greater than the Exercise Price (at the date of calculation as set forth below), in lieu of exercising this Warrant by payment of cash, the Holder may exercise this Warrant by a cashless exercise by surrender of this Warrant at the principal office of the Company together with the properly endorsed Notice of Exercise and the Company shall issue to the Holder a number of shares of Common Stock computed using the following formula:

	X	= Y (B-A)
B

Where:	X	=	the number of shares of Common Stock to be issued to the Holder.

	Y	=	the number of shares of Common Stock purchasable upon exercise of all of the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being exercised.

	A	=	the Exercise Price.

	B	=	the Current Market Price of one share of Common Stock.

     “Current Market Price” means on any particular date:

                    (a) if the Common Stock is traded on the Nasdaq Capital Market or the Nasdaq Global Market, the average of the closing prices of the Common Stock on such market over the five trading days ending immediately prior to the applicable date of valuation;

                    (b) if the Common Stock is traded on any registered national stock exchange but is not traded on the Nasdaq Capital Market or the Nasdaq Global Market, the average of the closing prices of the Common Stock on such exchange over the five trading days ending immediately prior to the applicable date of valuation

                    (c) if the Common Stock is traded over-the-counter, but not on the Nasdaq Capital Market, the Nasdaq Global Market or a registered national stock exchange, the average of the closing bid prices over the 30-day period ending immediately prior to the applicable date of valuation; and

                    (d) if there is no active public market for the Common Stock, the value thereof, as determined in good faith by the Board of Directors of the Company upon due consideration of the proposed determination thereof by the Holder.

               2.3 Partial Exercise. If this Warrant is exercised in part only, the Company shall, upon surrender of this Warrant, execute and deliver, within 10 days of the date of exercise, a new Warrant evidencing the rights of the Holder, or such other person as shall be designated in the Notice of Exercise, to purchase the balance of the Warrant Shares purchasable hereunder. In no event shall this Warrant be exercised for a fractional Warrant Share, and the Company shall not distribute a Warrant exercisable for a fractional Warrant Share. Fractional Warrant Shares shall be treated as provided in Section 6 hereof.

               2.4 Delivery. Certificates for shares purchased hereunder shall be transmitted by the transfer agent of the Company to the Holder by crediting the account of the Holder’s prime broker with the Depository Trust Company through its Deposit Withdrawal Agent Commission system if the Company is a participant in such system (and so long as the legend may be removed in accordance with Section 3.8(b) of the Purchase Agreement), and otherwise by physical delivery to the address specified by the Holder in the Notice of Exercise.

     3. COVENANTS OF THE COMPANY.

               3.1 Covenants as to Warrant Shares. The Company covenants and agrees that all Warrant Shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issuance thereof. The Company further covenants and agrees that the Company will at all times during the Exercise Period, have authorized and reserved, free from preemptive rights, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant (taking into account any adjustments and restrictions set forth in Sections 5, 6, and 7 hereof). If at any time during the Exercise Period the number of authorized but unissued shares of Common Stock shall not be sufficient to permit exercise of this Warrant, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock (or other securities as provided herein) to such number of shares as shall be sufficient for such purposes.

               3.2 No Impairment. Except and to the extent as waived or consented to by the Holder or otherwise in accordance with Section 10 hereof, the Company will not, by amendment of its Certificate of Incorporation (as such may be amended from time to time), or through any means, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may be necessary or appropriate in order to protect the exercise rights of the Holder against impairment.

               3.3 Notices of Record Date. In the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend which is the same as cash dividends paid in previous quarters) or other distribution, the Company shall mail to the Holder, at least ten days prior to the date specified herein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend or distribution.

               3.4 Charges, Taxes and Expenses. Issuance and delivery of Warrant Shares upon exercise of this Warrant shall be made without charge to the Holder for any issue or transfer tax, withholding tax (other than related to the income of the Holder), transfer agent fee or other incidental tax or expense in respect of the issuance of such certificates, all of which taxes and expenses shall be paid by the Company; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the registration of any certificates for Warrant Shares or Warrants in a name other than that of the

Holder. The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving Warrant Shares upon exercise hereof.

     4. REPRESENTATIONS OF HOLDER.

               4.1 Acquisition of Warrant for Personal Account. The Holder represents and warrants that it is acquiring the Warrant and the Warrant Shares solely for its account and not with a present view toward the public or distribution of said Warrant or Warrant Shares or any part thereof and has no intention of selling or distributing said Warrant or Warrant Shares or any arrangement or understanding with any other persons regarding the sale or distribution of said Warrant or, except in accordance with the provisions of Article 6 of the Purchase Agreement, the Warrant Shares, and except as would not result in a violation of the Securities Act. The Holder will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) the Warrant except in accordance with the Securities Act and will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) the Warrant Shares except in accordance with the provisions of Article 6 of the Purchase Agreement or pursuant to and in accordance with the Securities Act.

               4.2 Securities Are Not Registered.

                    (a) The Holder understands that the offer and sale of the Warrant or the Warrant Shares have not been registered under the Securities Act on the basis that no distribution or public offering of the stock of the Company is to be effected. The Holder realizes that the basis for the exemption may not be present if, notwithstanding its representations, the Holder has a present intention of acquiring the securities for a fixed or determinable period in the future, selling (in connection with a distribution or otherwise), granting any participation in, or otherwise distributing the securities. Except in accordance with Article 6 of the Purchase Agreement, the Holder has no such present intention.

                    (b) The Holder recognizes that the Warrant and the Warrant Shares must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. The Holder recognizes that the Company has no obligation to register the Warrant or, except as provided in the Purchase Agreement, the Warrant Shares, or to comply with any exemption from such registration.

                    (c) The Holder is aware that neither the Warrant nor the Warrant Shares may be sold pursuant to Rule 144 adopted under the Securities Act unless certain conditions are met, including, among other things, the existence of a public market for the shares, the availability of certain current public information about the Company, the resale following the required holding period under Rule 144 and the number of shares being sold during any three month period not exceeding specified limitations. Holder is aware that any such sale made in reliance on Rule 144, if Rule 144 is available, may be made only in accordance with the terms of Rule 144 or in accordance with the provisions of Rule 144(k).

               4.3 Disposition of Warrant and Warrant Shares.

                    (a) The Holder understands that the Warrants and the Warrant Shares have not been and are not being registered under the Securities Act (other than as contemplated in Article 6 of the Purchase Agreement) or any applicable state securities laws and, consequently, the Purchaser may have to bear the risk of owning the Warrant and the Warrant Shares for an indefinite period of time because such securities may not be transferred unless (i) the resale of such securities is registered pursuant to an effective registration statement under the Securities Act; (ii) the Holder has delivered to the Company an opinion of counsel (in form, substance and scope reasonably satisfactory to the Company) to the effect that the Warrants or Warrant Shares to be sold or transferred may be sold or transferred pursuant to an exemption from such registration; or (iii) such securities are sold or transferred pursuant to Rule 144 or Rule 144(k). Notwithstanding the foregoing provisions of this Section 4.3 above, no such restrictions shall apply to a transfer or assignment by a Holder that is: (i) a partnership transferring to its partners or former partners in accordance with partnership interests; (ii) a corporation transferring to a wholly-owned subsidiary or a parent corporation that owns all of the capital stock of the Holder; (iii) a limited liability company transferring to its members or former members in accordance with their interest in the limited liability company; (iv) an affiliated investment fund transferring to another affiliated investment fund; or (v) an individual transferring to the Holder’s family member or trust for the benefit of an individual Holder; provided that in each case the transfer is effected in accordance with applicable securities laws and the transferee agrees in writing to be subject to the terms of this Warrant and the Purchase Agreement to the same extent as if the transferee were an original Holder hereunder and thereunder.

                    (b) The Holder understands and agrees that all certificates evidencing the Warrant Shares to be issued to the Holder may bear a legend in substantially the following form:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER APPLICABLE SECURITIES LAWS, OR UNLESS OFFERED, SOLD, PLEDGED, HYPOTHECATED OR TRANSFERRED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS. THE COMPANY SHALL BE ENTITLED TO REQUIRE AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED TO THE EXTENT THAT SUCH OPINION IS REQUIRED PURSUANT TO THAT CERTAIN SECURITIES PURCHASE AGREEMENT UNDER WHICH THE SECURITIES WERE ISSUED.

     5. ADJUSTMENT OF EXERCISE PRICE. In the event of changes in the outstanding Common Stock of the Company by reason of stock dividends, split-ups, recapitalizations, reclassifications, combinations or exchanges of shares, separations, reorganizations, liquidations, or the like (other than as set forth in Section 7), the number and class of shares available under the Warrant in the aggregate and the Exercise Price shall be correspondingly adjusted to give the Holder, on exercise for the same aggregate Exercise Price, the total number, class, and kind of shares as the Holder would have owned had the Warrant been exercised prior to the event and had the Holder continued to hold such shares until after the event requiring adjustment. The form of this Warrant need not be changed because of any adjustment in the number, class, and kind of shares subject to this Warrant. The Company shall promptly provide a certificate from its Chief Executive Officer notifying the Holder in writing of any adjustment in the Exercise Price and/or the total number, class, and kind of shares issuable upon exercise of this Warrant, which certificate shall specify the Exercise Price and number, class and kind of shares under this Warrant after giving effect to such adjustment.

     6. FRACTIONAL SHARES. No fractional shares shall be issued upon the exercise of this Warrant as a consequence of any adjustment pursuant hereto. All Warrant Shares (including fractions) issuable upon exercise of this Warrant may be aggregated for purposes of determining whether the exercise would result in the issuance of any fractional share. If, after aggregation, the exercise would result in the issuance of a fractional share, the Company shall, in lieu of issuance of any fractional share, pay the Holder otherwise entitled to such fraction a sum in cash equal to the product resulting from multiplying the fair market value of the Common Stock on the date of exercise of the Warrant by such fraction.

     7. CERTAIN EVENTS. In the event of, at any time during the Exercise Period, any capital reorganization, or any reclassification of the capital stock of the Company (other than a change in par value or from par value to no par value or no par value to par value or as a result of a stock dividend or subdivision, split-up or combination of shares), or the consolidation or merger of the Company with or into another corporation (other than a merger solely to effect a reincorporation of the Company into another state), in each case, in which the stockholders of the Company immediately prior to such capital reorganization, reclassification, consolidation or merger, will hold less than a majority of the outstanding shares of the Company or resulting corporation immediately after such capital reorganization, reclassification, consolidation or merger, or the sale or other disposition of all or substantially all of the properties and assets of the Company and its subsidiaries, taken as a whole, in its entirety to any other person, other than sales or other dispositions that do not require stockholder approval (each, an “Event”), then, as a condition of such Event, lawful and adequate provision shall be made whereby each Holder shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions herein specified and in lieu of the Warrant Shares immediately theretofore issuable upon exercise of the Warrant, such shares of stock, securities or assets as would have been issuable or payable with respect to or in exchange for a number of Warrant Shares equal to the number of Warrant Shares immediately theretofore issuable upon exercise of the Warrant, had such Event not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of each Holder to the end that the provisions hereof (including, without limitation, provision for adjustment of the Exercise Price) shall thereafter be applicable, as nearly equivalent as may be practicable in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof. If holders of Common Stock are given any choice as to the securities, cash or property to be received in an Event, then the Holder shall be given the same choice as to the securities, cash or assets it receives upon any exercise of this Warrant following such Event. The Company shall not effect any such Event unless prior to or simultaneously with the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger, or the corporation purchasing or otherwise acquiring such assets or other appropriate corporation or entity shall assume the obligation to deliver to the Holder, at the last address of the Holder appearing on the books of the Company, such shares of stock, securities or assets as, in accordance with the foregoing provisions, the Holder may be entitled to purchase, and the other obligations under this Warrant. The provisions of this Section 7 shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, sales, transfers or other dispositions.

     8. NO STOCKHOLDER RIGHTS. This Warrant in and of itself shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company.

     9. LOST, STOLEN, MUTILATED OR DESTROYED WARRANT. If this Warrant is lost, stolen, mutilated or destroyed, the Company may, on such terms as to indemnity or otherwise as it may reasonably impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed. Any such new Warrant shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall be at any time enforceable by anyone.

     10. MODIFICATIONS AND WAIVER. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the Company and (i) Purchasers holding Warrants representing at least 60% of the number of Warrant Shares then issuable upon exercise of the then unexercised Warrants, provided, however, that such modification, amendment or waiver is made with respect to all unexercised Warrants issued pursuant to the Purchase Agreement and does not adversely affect the Holder without adversely affecting all holders of Warrants in a similar manner; or (ii) the Holder.

     11. NOTICES, ETC. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed email, telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one business day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Company at the address listed on the signature page and to the Holders at the addresses on the Company records, or at such other address as the Company or Holder may designate by ten days’ advance written notice to the other party hereto.

     12. ACCEPTANCE. Receipt of this Warrant by the Holder shall constitute acceptance of and agreement to all of the terms and conditions contained herein.

     13. GOVERNING LAW. This Warrant and all rights, obligations and liabilities hereunder shall be governed by the laws of the State of New York without regard to the principles of conflict of laws. The Company and the Holder each irrevocably submit and consent to the exclusive jurisdiction of the courts of the State of New York located in New York County and the United States District Court for the Southern District of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Warrant. The Company and the Holder each irrevocably waive any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waive any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. THE COMPANY AND EACH HOLDER WAIVE ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS WARRANT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

     14. DESCRIPTIVE HEADINGS. The descriptive headings of the several paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. The language in this Warrant shall be construed as to its fair meaning without regard to which party drafted this Warrant.

     15. SEVERABILITY. The invalidity or unenforceability of any provision of this Warrant in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction, or affect any other provision of this Warrant, which shall remain in full force and effect.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer as of _________, 2006.

MEMORY PHARMACEUTICALS CORP.

By:

Name:	James R. Sulat

Title:	President and Chief Executive Officer

Address:	100 Philips Parkway
Montvale, NJ 07645
Attention: President and Chief
Executive Officer
Facsimile: (201) 802-7190

NOTICE OF EXERCISE

TO: MEMORY PHARMACEUTICALS CORP.

(1) The undersigned hereby elects to (check one box only):

☐ purchase _______ shares of the Common Stock of Memory Pharmaceuticals Corp. (the “Company”) pursuant to the terms of the attached Warrant, and tenders herewith payment of the exercise price in full for such shares.

☐ purchase the number of shares of Common Stock of the Company by cashless exercise pursuant to the terms of the Warrant as shall be issuable upon cashless exercise of the portion of the Warrant relating to _______ shares.

(2) Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

_____________________________
(Name)
_____________________________
(Address)

     (3) The undersigned represents that (i) the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares; (ii) the undersigned is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision regarding its investment in the Company; (iii) the undersigned is experienced in making investments of this type and has such knowledge and background in financial and business matters that the undersigned is capable of evaluating the merits and risks of this investment and protecting the undersigned’s own interests; (iv) the undersigned is aware that the aforesaid shares of Common Stock may not be sold pursuant to Rule 144 adopted under the Securities Act unless certain conditions are met and until the undersigned has held the shares for the number of years prescribed by Rule 144, that among the conditions for use of the Rule is the availability of current information to the public about the Company and the Company has not made such information available and has no present plans to do so; and (v) the undersigned agrees not to make any disposition of all or any part of the aforesaid shares of Common Stock unless and until there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with said registration statement, or the undersigned has provided the Company with an opinion of counsel satisfactory to the Company, stating that such registration is not required.

(Date)	(Signature)

(Print name)

100 PHILIPS PARKWAY
MONTVALE, NJ 07645

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Memory Pharmaceuticals Corp., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER
COMMUNICATIONS
If you would like to reduce the costs incurred by Memory Pharmaceuticals Corp. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	MEMRY1	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
MEMORY PHARMACEUTICALS CORP.

Vote on Proposal						For	Against	Abstain

1.

To approve the issuance of 3,261,220 shares of common stock to certain institutional investors pursuant to the Securities Purchase Agreement, dated October 5, 2006, among the Company and the purchasers parties thereto.

						☐	☐	☐

NOTE:

Please complete, date and sign exactly as name(s) appear(s) on this proxy card and return the proxy card promptly using the enclosed envelope. When shares are held jointly, each holder must sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such, and affix corporate seal. If signer is a partnership, please sign in partnership name by authorized person.

Please indicate if you plan to attend this meeting.		Yes ☐	No ☐

Signature [PLEASE SIGN WITHIN BOX]	Date			Signature (Joint Owners)	Date

Memory Pharmaceuticals Corp.

Special Meeting of Stockholders
December 18, 2006

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

     The undersigned stockholder of Memory Pharmaceuticals Corp. (the "Company") hereby constitutes and appoints James R. Sulat and Jzaneen Lalani, and each of them, his or her true and lawful attorneys and proxies, with full power of substitution in and for each of them, to vote all shares of the Company which the undersigned is entitled to vote at a Special Meeting of Stockholders to be held at the offices of Covington & Burling LLP, 1330 Avenue of the Americas, New York, New York 10019 at 11:00, local time, on December 18, 2006 or at any postponement or adjournment thereof, on the proposal contained in the Notice of the Special Meeting of Stockholders, with all the powers the undersigned would possess if present personally at said meeting, or at any postponement or adjournment thereof.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

     WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY BY USING THE ENCLOSED POSTAGE-PAID ENVELOPE.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)